                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          MFS Variable Insurance Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

--------------------------------------------------------------------------------

MFS(R) Proxy Information

------------------------------------------------

THE 2001 SHAREHOLDER PROXY FOR MFS(R) FUNDS

Streamlined processes for greater efficiencies

------------------------------------------------

                                                           [Logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

                                                            QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders

YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.

ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account,you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs,we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy that you receive. Otherwise,there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

----------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and
mailings. Please vote all of your
proxies now, and save your fund some
money.
----------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics,but the general theme for most of them is the same: simplification. For example, we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by mailing your completed and signed proxy card in the enclosed postage-paid envelope.

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now.We look forward to hearing from you.

1. WHO IS ASKING FOR MY VOTE?

   The issuer of your insurance contract is asking you to provide it with instructions as to how to vote on several proposals at the upcoming shareholder meetings. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   Shareholders of record on the record date are entitled to vote at the meeting or at any adjournment of the meeting. You have the right to instruct your insurance company, which is the fund's shareholder of record, how to vote the shares attributable to your contract on each matter presented at the meeting that affects your fund.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee most MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.

     The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend certain fundamental investment policies

     The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize this Agreement and make it the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY THE FUND WOULD NOT CHANGE.

   o To ratify the selection of the independent public accountants for the current fiscal year

     This is a standard, routine item on proxy statements.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to a fund's shareholder meeting will be voted as specified on each proposal. Proxy cards that are simply signed and dated but that do not specifically vote on one or more of the proposals, will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY PROXY?

   A proxy may be revoked at any time by sending us a written revocation or a more recently dated proxy card. This request or new proxy card must be received before the shareholder meeting.

7. WHAT HAPPENS IF THERE AREN'T ENOUGH VOTES TO APPROVE A PROPOSAL BY THE SHAREHOLDER MEETING DATE?

   The shareholder meeting for that fund will be adjourned to a later date, and shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. That's why your vote is so important and why we urge you to vote your proxy now. You should also know that a fund may adjourn its meeting more than once.

8. HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

   A copy of the annual report for each fund was mailed previously to you. If you would like free copies of any fund's most recent annual or semiannual report or prospectus, please contact your insurance company.

9. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may contact your insurance company. Your vote is important to us and to your fellow shareholders. Please vote your proxies as soon as possible and return them in the envelope provided.

   We look forward to receiving your vote.


[Logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  MFS-4MVI-9/01

                          MFS Variable Insurance Trust
                               500 Boylston Street
                                Boston, MA 02116

                                                             September 4, 2001

Dear Contractholder:

    A special meeting of shareholders of each Series of MFS Variable Insurance Trust will be held at the Trust's offices, 500 Boylston Street, Boston, Massachusetts, on November 1, 2001, at 9:30 a.m. (Boston time).

    All or part of your variable life or variable annuity contract is invested in shares of one or more Series of the Trust. Although you are not a shareholder of any Series, you have the right to instruct your insurance company, as the issuer of the contract, as to the manner in which the number of shares of each Series attributable to your contract should be voted. Your insurance company will follow your voting instructions. Shares for which no timely voting instructions are received will be voted by the insurance company in the same proportion as the shares for which instructions are received.

    You will be asked to give voting instructions to elect Trustees of the Trust. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine the Series' current Trustees with Trustees supervising those other MFS funds. The combined Board is designed to simplify and streamline oversight of the MFS funds.

    You will also be asked to approve an amended and restated declaration of trust, the revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the MFS funds, including the Series in this proxy statement, and to provide for efficiencies and flexibility in the Series' operations.

    THE TRUSTEES RESPONSIBLE FOR YOUR SERIES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.

    We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated September 4, 2001, and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the meeting.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY YOUR INSURANCE COMPANY.

                                                Sincerely,

                                            /s/ Jeffrey L. Shames

                                                Jeffrey L. Shames
                                                Chairman

                          MFS VARIABLE INSURANCE TRUST
                               500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 1, 2001

    A Special Meeting of Shareholders of each MFS Series listed below will be held at the Series' offices, 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. (Boston time) on Thursday, November 1, 2001, for the following purposes:

    ITEM 1. To elect a Board of Trustees, 10 of whom are independent of the MFS Series' investment adviser.

    ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

    ITEM 3. To amend certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

    ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.

    ITEM 6. To transact such other business as may properly come before the Meeting and any adjournments thereof.

    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

    Shareholders of record on August 23, 2001 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk

MFS(R) BOND SERIES                                 MFS(R) INVESTORS TRUST SERIES
MFS(R) CAPITAL OPPORTUNITIES SERIES                MFS(R) MID CAP GROWTH SERIES
MFS(R) EMERGING GROWTH SERIES                      MFS(R) MONEY MARKET SERIES
MFS(R) GLOBAL EQUITY SERIES                        MFS(R) NEW DISCOVERY SERIES
MFS(R) GLOBAL GOVERNMENTS SERIES                   MFS(R) RESEARCH SERIES
MFS(R) HIGH INCOME SERIES                          MFS(R) TOTAL RETURN SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES               MFS(R) UTILITIES SERIES

September 4, 2001

                                 PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the MFS Series listed below to be used at the Special Meeting of Shareholders of each Series to be held at 9:30 a.m. on Thursday, November 1, 2001 at the Series' offices, 500 Boylston Street, Boston, Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the applicable Series or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 10, 2001.


               SERIES HOLDING SPECIAL MEETINGS OF SHAREHOLDERS
                             ON NOVEMBER 1, 2001

MFS(R) BOND SERIES                                 MFS(R) INVESTORS TRUST SERIES
MFS(R) CAPITAL OPPORTUNITIES SERIES                MFS(R) MID CAP GROWTH SERIES
MFS(R) EMERGING GROWTH SERIES                      MFS(R) MONEY MARKET SERIES
MFS(R) GLOBAL EQUITY SERIES                        MFS(R) NEW DISCOVERY SERIES
MFS(R) GLOBAL GOVERNMENTS SERIES                   MFS(R) RESEARCH SERIES
MFS(R) HIGH INCOME SERIES                          MFS(R) TOTAL RETURN SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES               MFS(R) UTILITIES SERIES


    Shareholders of record at the close of business on August 23, 2001 will be entitled to one vote for each share held. The number of shares of each Series outstanding on August 23, 2001 is shown under "Series Information" beginning on page 18. On that date, all shares of each Series were owned by separate accounts established by certain insurance companies to fund benefits under variable contracts issued by those insurance companies. Each such insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts participating in the investment experience of the separate accounts. All shares of each Series held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received.


    The mailing address of the Series is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Series may be obtained without charge by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738 or calling MFS by telephone toll-free 1-800-343-2829, ext. 3500.


VOTE REQUIRED: The Series are organized as series of MFS Variable Insurance Trust, a business trust governed by Massachusetts law, and share a common Board of Trustees and a common declaration of trust (or charter document). Shareholders of all Series will vote together on Item 1. Shareholders of each Series will vote separately on each of Items 2, 3, 4 and 5.


    Each nominee named in Item 1 must be elected by a plurality of the shares of the Trust voted at the Meeting.

    Item 2 must be approved by each Series. Approval of Item 2 as to a Series requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of that Series. Approval of Items 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Series. Approval of Item 5 requires the affirmative vote of a majority of the shares of the relevant Series voted at the Meeting.

    Under applicable law, the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Series that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Series.

    The following table summarizes these voting requirements:

                                        SHAREHOLDERS ENTITLED TO VOTE             VOTE REQUIRED FOR APPROVAL
                                        -----------------------------             --------------------------
ITEM 1                                  Shareholders of each Series vote          Each nominee must be elected by a
(Election of Trustees)                  together for each nominee                 plurality of the shares of the
                                                                                  Trust voted at the Meeting

ITEM 2                                  Shareholders of each Series vote          Approved by a "majority of the
(Approval  of  Amended  and Restated    separately                                outstanding voting securities" of
Declaration of Trust)                                                             each Series

ITEM 3                                  Shareholders of each Series vote          Approved by a "majority of the
(Changes to Fundamental                 separately                                outstanding voting securities" of
Investment Policies)                                                              each Series

ITEM 4                                  Shareholders of each Series vote          Approved by a "majority of the
(Approval of Investment Advisory        separately                                outstanding voting securities" of
Agreement)                                                                        each Series

ITEM 5                                  Shareholders of each Series vote          Approved by a majority of the
(Ratification of Selection of           separately                                shares of the relevant Series voted
Auditors)                                                                         at the Meeting

                               GENERAL BACKGROUND


    At the Meeting, you will be asked to elect Trustees of your Series. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Series' current Trustees with Trustees supervising other MFS funds. The combined Board is designed to simplify and streamline oversight of the Series and other MFS funds.

    You will also be asked to approve an amended and restated declaration of trust, the revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the Series in this proxy statement as well as other MFS funds and to provide for efficiencies and flexibility in the Series' operations.


    Shareholders of all Series will vote together on the election of Trustees. Shareholders will vote Series by Series on all other proposals. Shareholders of all Series must approve the amended and restated declaration of trust for it to take effect for the Trust. This means that even if your Series votes in favor of the amended and restated declaration of trust, you could be outvoted by shareholders of other Series.

    If approved, each proposal will take effect on January 1, 2002, or in the event that shareholder approval has not been obtained by that date, as soon as reasonably practicable after shareholders have approved the proposal.

ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.

    At the Meeting, you will be asked to elect a Board of Trustees for your Series and the other Series. The existing Trustees have determined, pursuant to the Trust's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 13 nominees listed below.


    Currently, MFS funds are served by three separate Boards of Trustees. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all MFS funds, including the Series.

    Historically, the separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the separate Boards, including the Series' Trustees, have agreed that the MFS funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of the Series and other MFS funds.

    The Trustees who currently supervise your Series are Nelson J. Darling, Jr., William R. Gutow and Jeffrey L. Shames. Mr. Darling will be retiring at the end of 2001. The other Trustees who currently supervise your Series, and who have served in that capacity continuously since originally elected or appointed, are nominees to serve on the combined Board of the MFS funds.

    The other nominees listed in the table below were nominated by your Series' Board of Trustees on July 19, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of your Series, but have agreed to do so if elected by shareholders. These nominees currently serve on one other Board of the MFS funds, and have served in that capacity continuously since originally elected or appointed.

    If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees. You are being asked to elect all of the nominees listed in the table below and to re-elect your current Trustees. Aside from Mr. Darling, who will be retiring at the end of 2001, your current Trustees will continue to serve as Trustees of your Series even if shareholders do not approve Item 1.


    The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

    The following table presents certain information regarding the Trustees (other than Mr. Darling, who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                      NAME, POSITION WITH THE TRUST, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JOHN W. BALLEN* (born 9/12/59) Nominee for Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Nominee for Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Nominee for Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES (born 5/1/36) Nominee for Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL (born 4/27/28) Nominee for Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Nominee for Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Nominee for Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

ARNOLD D. SCOTT* (born 12/16/42) Nominee for Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Nominee for Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Nominee for Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Nominee for Trustee
Private investor.

----------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series. The address of MFS is 500 Boylston Street, Boston, Massachusetts.


    Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera, and Poorvu and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as a board member of 73 funds within the MFS Family of Funds. Messrs. Shames and Scott serve as board members of 115 funds within the MFS Family of Funds.

    Information about Trustee compensation and the executive officers of the Series appears under "Series Information" beginning on page 18.


    Your current Board of Trustees meets regularly throughout the year to discuss matters relating to your Series. The Board has a standing Audit Committee, currently composed of Messrs. Darling and Gutow, to review the internal and external accounting and auditing procedures of your Series and, among other things, to consider the selection of independent public accountants for your Series, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of your Series as defined in the 1940 Act.

    The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Series as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Series Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


    Information about Board and Committee meetings held by the Series appears under "Series Information" beginning on page 18. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


    The Trust's declaration of trust currently provides that each Series will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REQUIRED VOTE

    Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of your Series and the other Series voting at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

    As noted above, the Series are organized as series of MFS Variable Insurance Trust, a Massachusetts business trust. Under Massachusetts law, a business trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the Trust conducts business and how the Trust is governed. The Series operate under a declaration of trust.

    At the Meeting, you will be asked to authorize your Trustees to adopt for your Series and the other Series in the Trust the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends and restates the existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

    The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Series to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

    You should note that your Series' investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Series' investment policies will be affected by other items in this proxy statement.

    The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES

    1. DOLLAR-WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Series is entitled to one vote for each dollar of net asset value of the Series represented by the shareholder's shares of the Series, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Series is entitled to one vote on each matter on which shares of that Series are entitled to vote.

    Dollar-weighted voting is important because the Series are part of a Trust that has more than one series. Funds or series in a trust often have different share prices. When shareholders of Series in the Trust are asked to vote on a matter where all shareholders vote together, shareholders of a Series with lower-priced shares may have more voting power than shareholders of a Series with higher-priced shares. For example, if a Series' shares are selling for $5.00 per share (without any sales load), a $1000 investment will purchase 200 shares of that Series. If the shares of another Series in the Trust are selling for $10.00 per share (without any sales load), that same $1000 investment will purchase only 100 shares of that Series. The Existing Declaration gives one vote for each share owned. Under the Existing Declaration, when the shareholders of the Trust vote together as a single class, a shareholder of the first Series has twice the vote of a shareholder of the second Series, even though the economic interest of the two shareholders is the same.

    The Trustees believe that the change to dollar-weighted voting is appropriate because it would match a shareholder's economic interest in the Trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (for example, in a money market fund) from having disproportionately large voting powers.

    2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a Series' form of organization, reorganize all or a portion of any Series or class or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any Series or class or the Trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

    Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of the Trust or a Series or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Series to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or any of its Series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the Trust and its Series operate under the most appropriate form of organization.

    The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

    The Restated Declaration does not permit the Trust or any Series or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.

    3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the applicable Series' registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

    The Restated Declaration also permits the Trustees to adopt By-Laws concerning the conduct of business of the Series and to amend or repeal the By-Laws at any time so long as the By-Laws are not inconsistent with the Restated Declaration.

    4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Series to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.

    The Restated Declaration will permit the Series to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Series to do so at a future date. Shareholders of a Series would be notified if the Trustees decide to implement such a structure for that Series, and no Series would implement such a structure unless its investment restrictions permitted it to do so. Item 3 below also seeks approval of changes to the Series' investment restrictions to specifically permit the use of these structures.


    5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances.

    Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, to cause a money market fund to preserve a $1.00 net asset value, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

    The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption. The Trustees have no current intention of imposing redemption fees or back-end sales charges.

OTHER CHANGES


    The Restated Declaration also changes the Existing Declaration as follows:

     1. The Restated Declaration permits the Series to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

     2. The Restated Declaration permits the Trustees, without shareholder approval, to terminate the Trust or a Series, to designate or redesignate Series and classify and reclassify classes, and make any other changes with respect to a Series or class, including terminating a Series or class, whether or not shares of the Series or class are outstanding. The Existing Declaration permits the Trustees to terminate the Trust or a Series without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the Trust or Series in connection with that termination.

     3. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

     4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of three-quarters of the Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

     5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by a two-thirds majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of each Series' affairs.

     6. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, guarantee the indebtedness and contractual obligations of others, purchase insurance insuring Series assets, employees, Trustees and Trustees Emeritus, and invest Series assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Trust assets.

     7. The Restated Declaration provides that by becoming a shareholder of a Series each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

     8. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any Series or class vote as a Series or class, then a majority of the voting power of the shares of that Series or class voted on the matter will decide that matter insofar as that Series or class is concerned.

    9. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.


    10. The Restated Declaration provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees or committee has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Series by their shareholders. This provision is not intended to impair the rights of shareholders under federal law.


    11. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

    12. The Restated Declaration permits a Series or class to merge with or sell its assets to another operating entity with the approval of a majority of the shareholders (as defined in the Restated Declaration) of that Series or class. The Existing Declaration requires approval of such a transaction by a Series by two-thirds of the outstanding shares of the Series in question unless the transaction is recommended by the Trustees, in which case the approval of a majority of the shares of the Series is sufficient authorization.

    The Restated Declaration must be approved by each Series of the Trust.

REQUIRED VOTE

    Approval of the Restated Declaration as to a Series requires the affirmative vote of a "majority of the outstanding voting securities" of that Series.

    If the Restated Declaration is not approved by each Series the Existing Declaration will remain in effect.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3 -- TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE SERIES.

    Each Series has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Changes in applicable law now permit investment companies like the Series to revise certain of these policies.

    The Series' Board of Trustees, together with the Series' officers and MFS, have reviewed the Series' current fundamental policies, and have concluded that certain policies should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Series. The proposed revised policies for each Series are listed in Appendix B. At the Meeting, shareholders will be asked to approve the revised policies.


    The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Series' assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a Series) will be the standard form for the funds in the MFS complex.


    THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE SERIES, WHICH REMAIN UNCHANGED. THE SERIES WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE SERIES INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL POLICIES FOR THE SERIES AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY SERIES.

    Each investment policy proposed to be revised is discussed below. Appendix B lists the fundamental policies that will apply to each Series if shareholders of that Series approve this proposal. Appendix C lists each Series' current fundamental investment policies and the proposed action to be taken with respect to each policy. Please consult the proxy card included with this proxy statement to determine which Series you own.

A.  BORROWING

    It is proposed that the policy concerning borrowing be changed so that each Series may borrow money to the fullest extent permitted by applicable law.

    Currently, each Series may borrow up to 33 1/3% of its assets. Borrowings by the Mid Cap Growth Series may be used for any purpose. The other Series may borrow only for extraordinary or emergency purposes to meet redemption requests.

    The 1940 Act, which is the federal law that governs investment companies like the Series, does not require that borrowings be made solely for emergency purposes. It is possible that the Series' (other than the Mid Cap Growth Series) existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Series the maximum amount of flexibility to borrow permitted by applicable law. Currently, the 1940 Act permits investment companies like the Series to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future.

    Series generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders (the latter is referred to as leverage). Borrowing money creates risks and expenses for a Series and may make the Series' net asset value more volatile. The interest and other costs of borrowing may reduce the Series' return. The Series also could be forced to sell securities at inopportune times to repay loans. If a Series intends to borrow to any material extent, this intention will be disclosed in the Series' prospectus or statement of additional information.

B.  UNDERWRITING SECURITIES

    It is proposed that the policy concerning underwriting securities be changed so that each Series may not underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that a Series is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies").

    Currently, each Series is prohibited from underwriting securities issued by others except to the extent the Series may be deemed to be an underwriter, under the federal securities laws, when it sells portfolio securities.

C.  ISSUANCE OF SENIOR SECURITIES

    It is proposed that the policy concerning the issuance of senior securities be changed so that each Series may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

    Currently, each Series is subject to a fundamental policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which a Series may issue senior securities, including pursuant to any exemptive relief under the 1940 Act.

D.  LENDING OF MONEY OR SECURITIES

    It is proposed that the policy concerning lending money be changed so that each Series may make loans to the fullest extent permitted by applicable law.

    Currently, each Series is prohibited from lending money. Investments in commercial paper, debt securities and repurchase agreements and the lending of portfolio securities are not treated as loans for purposes of these policies. The revised policy will permit each Series to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.


    Lending securities may be a source of income to the Series and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.


    It is unlikely that the Series would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Series could lend money to other Series or to other funds advised by MFS or one of its affiliates. A Series would have to obtain exemptive relief from the Securities and Exchange Commission (referred to as the SEC) in order to make loans to other Series or other MFS advised funds.

E.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, AND COMMODITIES

    It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that each Series may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, each Series will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and each Series also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to any types of securities secured by real estate or interests therein and any types of securities of companies, such as real estate investment trusts, which deal in real estate or interests therein.

F.  INDUSTRY CONCENTRATION

    It is proposed that the policy concerning concentration in a particular industry be changed so that no Series may purchase securities of an issuer of a particular industry if as a result 25% or more of that Series' total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. It is further proposed that the following exceptions to this policy, which exist in the current policy, be retained: (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries, and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry.

    The revised concentration policy for the Money Market Series would not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies. The current concentration policy for this Series permits it to invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group, when certain market and other conditions exist. Under the revised policy, the Money Market Series would be able to invest more than 75% of its assets in banks, bank holding companies, finance companies and utility companies. If it did so, its investment performance would be closely tied to the performance of companies in these industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. Accordingly, this Series could be riskier than funds with more broadly diversified portfolios.

    Currently, each Series is prohibited from investing more than 25% of the value of its assets in any one industry, subject to the exceptions noted above. The revised policy clarifies that this calculation is made with respect to a Series' total assets taken at market value at the time of purchase of the security in question.

REQUIRED VOTE

    Approval of this Item with respect to a Series will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Series.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES OF EACH SERIES WILL BENEFIT THAT SERIES AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 -- TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS FINANCIAL SERVICES COMPANY.


    At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Series and MFS. The investment management fee payable by your Series will not increase or decrease if shareholders of your Series approve the new Investment Advisory Agreement.


    Currently, although several Series are covered by one Investment Advisory Agreement, several other Series have separate Investment Advisory Agreements with MFS. These Investment Advisory Agreements were entered into at various times over the past several years, and their provisions differ. MFS has recommended that the Series enter into one master investment advisory agreement that covers all Series in the Trust, and that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements would simplify the administration of the Series and eliminate unnecessary duplication of agreements among the Series.


    The discussion below describes the principal differences between the current and proposed Investment Advisory Agreements (referred to as the Current Agreements and the New Agreement) and provides additional information about MFS and about the Board's review of the New Agreement. The "Series Information" section beginning on page 18 contains certain other information about the Series. The New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.

    The information provided herein is intended to be a summary of the material changes between the Current Agreements and the New Agreement. This summary is qualified in its entirety by reference to the comparisons of the Current Agreements and the New Agreement in Appendix D. In particular, please refer to Appendix D for additional information about other technical changes that were made to the New Agreement. Each Series' Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into an Appendix to the New Agreement, these compensation provisions have not been included in the comparisons of the Current Agreements and the New Agreement.


A.  CURRENT AGREEMENTS

    MFS has served as the investment adviser for each Series since the commencement of the Series' operations. The table below lists the date of each Series' Current Agreement and the date the Current Agreement was last submitted to shareholders for approval.

    Under the Current Agreements, MFS provides each Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For these services and facilities, MFS receives an annual management fee, computed and paid monthly as noted for each Series in the table below. The table also lists the aggregate compensation MFS received from each Series for the fiscal year ended December 31, 2000.

                                                                                           MANAGEMENT FEE     AGGREGATE MANAGEMENT
                                                                    DATE LAST             (AS A PERCENTAGE      FEE PAID DURING
                                           DATE OF                SUBMITTED FOR           OF AVERAGE DAILY     FISCAL YEAR NOTED
SERIES                                CURRENT AGREEMENT       SHAREHOLDER APPROVAL(1)        NET ASSETS)         (AFTER WAIVERS)
------                                -----------------       -----------------------        -----------         ---------------

MFS Bond Series                           10/16/97                   4/14/94                   0.60%              $   151,566
MFS Capital Opportunities Series          10/16/97                   4/14/94                   0.75%              $   824,797
MFS Emerging Growth Series                10/16/97                   4/14/94                   0.75%              $18,669,140
MFS Global Equity Series                   4/30/99                   4/30/99                   1.00%              $    31,242
MFS Global Governments Series             10/16/97                   4/14/94                   0.75%              $   351,467
MFS High Income Series                    10/16/97                   4/14/94                   0.75%              $   446,189
MFS Investors Growth Stock Series          4/30/99                   4/30/99                   0.75%              $   543,293
MFS Investors Trust Series                10/16/97                   4/14/94                   0.75%              $ 3,288,171
MFS Mid Cap Growth Series                  4/28/00                   4/28/00                   0.75%              $    22,397
MFS Money Market Series                   10/16/97                   4/14/94                   0.50%              $    53,856
MFS New Discovery Series                   4/30/98                   4/30/98                   0.90%              $   860,404
MFS Research Series                       10/16/97                   4/14/94                   0.75%              $ 7,532,112
MFS Total Return Series                   10/16/97                   4/14/94                   0.75%              $ 2,121,224
MFS Utilities Series                      10/16/97                   4/14/94                   0.75%              $ 1,861,086

----------
(1) The sole shareholder of each Series approved the applicable Current Agreement on the date specified in connection with such
    Series' commencement of operations.

    MFS pays the compensation of each Series' officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Series' investments and effecting its portfolio transactions. Each Series pays the compensation of its Trustees who are not officers of MFS and all expenses of the Series (other than those assumed by MFS). More detailed information about the expenses paid by the Series is discussed under "Changes Proposed in the New Agreement" below.

B.  CHANGES PROPOSED IN THE NEW AGREEMENT

    1.  Use of a Single Agreement for the Trust

    Changes proposed for all Series

    As noted above, if the New Agreement is approved by shareholders of each Series, the Trust will enter into one master New Agreement on behalf of all of its Series whose shareholders approve the New Agreement. This New Agreement will replace the separate Investment Advisory Agreements for those Series. This means that several Series will be covered under the same Investment Advisory Agreement. This has required certain formatting and other changes.

    Each Series covered by the New Agreement will be listed on an Appendix to the Agreement. The Series covered by the New Agreement pay different compensation to MFS under the Agreement, and accordingly the management fee paid by each Series will also be listed on an Appendix to the Agreement. The New Agreement contains an additional provision to clarify that the Agreement may be approved, renewed, amended or terminated on a Series-by-Series basis. This means that the Agreement may be approved, renewed, amended or terminated as to one Series, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

    2.  Advice regarding Other Instruments

    Changes proposed for all Series


    The Current Agreements provide that MFS will continuously furnish an investment program for the Series and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of a Series will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for a Series. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which a Series may invest. Each Series' investments are governed by its prospectus and statement of additional information.


    3.  Proxy Voting

    Changes proposed for all Series


    The New Agreement provides that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Series' portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement for each of Mid Cap Growth Series, New Discovery Series, Investors Growth Stock Series and Global Equity Series provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to all Series' portfolio securities.


    4.  Brokerage Transactions

    Changes proposed for all Series

    The Current Agreement for each Series provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Series' account, MFS is directed to seek for the Series execution of transactions at the most reasonable price (or for some Series the most favorable price) by responsible brokerage firms at reasonably competitive commission rates.

    The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for a Series the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price, the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for a Series' transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for a Series' transactions.


    The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of a Series or of MFS funds or accounts as a factor in the selection of brokers and dealers.


    The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Series shares in the selection of brokers and dealers.

    5.  Expenses

    Changes proposed for all Series

    The Current Agreements provide that each Series will pay all of its own expenses. Each Current Agreement contains a list of typical Series expenses. The lists vary slightly from Series to Series. The New Agreement provides a standardized list of examples of expenses. For all Series, this list of expenses has been amended to include organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Series is a party or otherwise may have an exposure and the legal obligation which a Series may have to indemnify the Trust's Trustees and officers with respect thereto. For certain Series, this list of expenses clarifies that the Series bears the expenses of the preparation, printing and mailing of prospectuses (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

    The New Agreement provides that if MFS pays or assumes any expenses of the Trust or a Series, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the Trust or a Series on any subsequent occasion.

    These amendments are designed to clarify the types of expenses which the Series may bear.

    6.  Promises by MFS

    Changes proposed for:

MFS Bond Series                                    MFS Investors Trust Series
MFS Capital Opportunities Series                   MFS Money Market Series
MFS Emerging Growth Series                         MFS Research Series
MFS Global Governments Series                      MFS Total Return Series
MFS High Income Series                             MFS Utilities Series

    For the Series listed above, the New Agreement adds an express promise by MFS to comply with the provisions of a Series' current prospectus and statement of additional information relative to MFS and its Directors and officers. MFS currently monitors compliance with the provisions of each Series' current prospectus and statement of additional information.

    For these Series, the Current Agreement provides that MFS will not deal with itself, or with the Trustees of the Trust or the Trust's distributor or principal underwriter, if any, as principals in making purchases or sales of securities or other property for the account of a Series. The New Agreement provides that MFS may enter into such principal transactions as are permitted by applicable law.

    7.  Limitation of Liability of MFS

    Changes proposed for all Series

    The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of any Series, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement. The Current Agreements for the Series contain similar, but not identical, limitations of liability.

    8.  Sub-Advisory Agreements

    Changes proposed for:

MFS Bond Series                                    MFS Investors Trust Series
MFS Capital Opportunities Series                   MFS Money Market Series
MFS Emerging Growth Series                         MFS Research Series
MFS Global Governments Series                      MFS Total Return Series
MFS High Income Series                             MFS Utilities Series

    The New Agreement provides that the Adviser may from time to time enter into investment sub-advisory agreements with respect to a Series with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to any Series, but MFS has in the past engaged investment sub-advisers and may seek to engage sub-advisers in the future. The Series other than those listed above have this provision in their Current Agreements.

    9.  Other Agreements with MFS

    Changes proposed for all Series

    The New Agreement clarifies that each Series may enter into such other agreements covering the provision of administrative and other additional services to the Series as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party. The Series currently have a similar provision in their Current Agreements.

    These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

    10.  Other Clients of MFS

    Changes proposed for all Series

    The Current Agreement for each Series provides that the services of MFS to the Series are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by each Series that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Series, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.

    Under the New Agreement, each Series acknowledges that whenever the Series and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Series.

    11.  Other Provisions

    Changes proposed for all Series

    The New Agreement adds certain other technical, legal provisions, which are standard for investment advisory contracts in the mutual funds industry, including provisions concerning the Series' ability to use the acronym "MFS" and related trade or service marks in their names.

C.  INFORMATION ABOUT MFS AND ITS AFFILIATES

    MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.


    The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The executive officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President; and Mr. William Scott Jr., Vice Chairman. As noted above, Mr. Shames also serves as Trustees to the Series.

    The address of each Director and executive officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and executive officer principally devotes his time to his role at MFS.

    MFS provides investment advisory services to certain funds in the MFS Family of Funds which may have investment objectives and policies similar to those of a Series. The table below lists other funds advised by MFS with similar investment objectives and policies, the net assets of those funds, and the management fee MFS received from those funds during the fiscal years ended on the date noted.


                                               OTHER FUNDS ADVISED BY MFS

                                                                   MANAGEMENT FEE (AS
                                                                    A PERCENTAGE OF        MANAGEMENT FEE,
                                              NET ASSETS UNDER     AVERAGE DAILY NET      AFTER WAIVERS (IF
                                              MANAGEMENT AS OF      ASSETS) FOR THE      ANY) FOR THE FISCAL
FUND                                          DECEMBER 31, 2000    FISCAL YEAR NOTED         YEAR NOTED         FISCAL YEAR
----                                          -----------------    ------------------    -------------------    ------------


Funds with Investment Objectives Similar to MFS Bond Series
MFS Bond Fund                                    $1,167,711,930          0.39%(1)                N/A                 4/30/01
MFS High Quality Bond Fund                           $1,386,382          0.50%                   0%                  4/30/01
MFS Research Bond Fund                               $1,117,190          0.50%                  0.35%                4/30/01
MFS/Sun Life Series Trust
  Bond Series                                       $75,836,411          0.60%                   N/A                12/31/00

Funds with Investment Objectives Similar to MFS Capital Opportunities Series
Compass Accounts
  Capital Appreciation Variable Account            $687,539,453          0.71%                   N/A                12/31/00
MFS Capital Opportunities Fund                   $6,194,064,499          0.75%                  (2)                 11/30/00
MFS/Sun Life Series Trust                                                                                           12/31/00
  Capital Opportunities Series                     $688,154,936          0.75%(3)                N/A
  Strategic Growth Series                           $86,721,857          0.75%                   N/A

Funds with Investment Objectives Similar to MFS Emerging Growth Series and MFS Investors Growth Stock Series
Massachusetts Investors Growth Stock Fund       $17,318,700,989          0.33%                   N/A                11/30/00
MFS Core Growth Fund                                $90,057,538          0.75%                   N/A                 8/31/00
MFS Fundamental Growth Fund                                  $0          0.75%                   N/A                 5/31/01
MFS Gemini Large Cap U.S. Fund                               $0          0.75%                   N/A                 5/31/01
MFS Growth Opportunities Fund                    $1,195,530,592          0.42%(4)                N/A                12/31/00
MFS  Institutional Large Cap Value Fund                      $0          0.60%                  0.55%                6/30/01
MFS Institutional Research Fund                     $56,281,606          0.60%                  0.55%                6/30/01
MFS Managed Sectors Fund                           $645,097,415          0.75%                  0.75%(5)             8/31/00
MFS Research Fund                                $7,179,402,444          0.43%                   N/A                 9/30/00
MFS/Sun Life Series Trust                                                                                           12/31/00
  Capital Appreciation Series                    $1,813,462,358          0.75%(6)                N/A
  Emerging Growth Series                         $1,421,899,059          0.75%(3)                N/A
  Managed Sectors Series                           $559,558,389          0.75%(3)                N/A
  Massachusetts Investors Growth Stock Series      $973,237,211          0.75%                  0.70%(7)

Funds with Investment Objectives Similar to MFS Global Equity Series
MFS Global Conservative
Equity Fund                                                  $0          1.00%                   N/A                 7/31/00
MFS Global Equity Fund                             $806,812,875          1.00%(8)                N/A                10/31/00
MFS Global Growth Fund                             $843,888,159          0.90%(9)                N/A                10/31/00

MFS/Sun Life Series Trust
  Global Growth Series                             $412,651,204          0.90%                   N/A                12/31/00

Funds with Investment Objectives Similar to MFS Global Governments  Series
Compass Accounts
  Global Governments Variable Account               $12,296,994          0.75%(3)                N/A                12/31/00
MFS/Sun Life Series Trust
  Global Governments Series                         $61,459,524          0.75%(3)                N/A                12/31/00

Funds with Investment Objectives Similar to MFS High Income Series
Compass Accounts
  High Yield Variable Account                      $119,383,278          0.75%(3)                N/A                12/31/00
MFS High Income Fund                             $1,244,491,918          0.48%(10)               N/A                 1/31/01
MFS High Yield Fund                                  $1,087,537          0.60%                   0%                  7/31/00
MFS High Yield Opportunities Fund                   $47,066,628          0.65%                   N/A                 1/31/01
MFS Income Fund                                      $1,052,226          0.60%                   0%                  7/31/00
MFS Institutional High Yield Fund                    $4,156,406          0.50%                   N/A                 6/30/01
MFS/Sun Life Series Trust
  High Yield Series                                $334,730,307          0.75%                  0.70%(7)            12/31/00

Funds with Investment Objectives Similar to MFS Investors Trust Series & MFS Research Series
Massachusetts Investors Trust                   $14,137,980,529          0.33%                   N/A                12/31/00
MFS Institutional Core Equity Fund                  $19,781,514          0.60%                  0.55%               06/30/01
MFS  Institutional Large Cap Growth Fund            $56,005,339          0.75%                  0.50%               06/30/01
MFS Research Growth and Income Fund                $217,841,096          0.65%(11)               N/A                08/31/00
MFS Union Standard Equity Fund                      $66,896,250          0.65%                   N/A                 9/30/00
MFS/Sun Life Series Trust                                                                                           12/31/00
  Massachusetts Investors Trust Series           $2,263,797,297          0.55%                   N/A
  Research Growth and Income Series                 $92,934,046          0.75%                   N/A
  Research Series                                $1,210,132,528          0.75%(3)                N/A

Funds with Investment Objectives Similar to MFS Mid Cap Growth Series
MFS Institutional Mid Cap Growth Fund              $142,197,222          0.60%                   N/A                 6/30/01
MFS Mid Cap Growth Fund                          $1,686,327,887          0.75%                   N/A                 8/31/00
MFS/Sun Life Series Trust
  MFS Mid Cap Growth Series                         $26,186,926          0.75%                   N/A                12/31/00

Funds with Investment Objectives Similar to MFS Money Market Series
Compass Accounts
  Money Market Variable Account                     $92,885,545          0.50%                   N/A                12/31/00
MFS Cash Reserve Fund                              $686,925,535          0.55%                  0.45%                8/31/00
MFS Money Market Fund                            $1,129,033,639          0.42%(12)               N/A                 8/31/00
MFS/Sun Life Series Trust
  Money Market Series                              $443,892,362          0.50%                   N/A                12/31/00

Funds with Investment Objectives Similar to MFS New Discovery Series
MFS New Discovery Fund                           $1,561,279,954          0.90%                   N/A                 8/31/00
MFS/Sun Life Series Trust
  New Discovery Series                             $232,707,175          0.90%                   N/A                12/31/00

Funds with Investment Objectives Similar to MFS Total Return Series
Compass Accounts
  Total Return Variable Account                    $256,474,601          0.75%(3)                N/A                12/31/00
MFS Total Return Fund                            $6,529,563,533          0.35%(13)               N/A                 9/30/00
MFS/Sun Life Series Trust
  Total Return Series                            $1,841,826,639          0.75%(14)               N/A                12/31/00

Funds with Investment Objectives Similar to MFS Utilities Series
MFS Utilities Fund                               $2,668,125,763          0.68%(15)              0.55%               10/31/00
MFS/Sun Life Series Trust
  Utilities Series                                 $622,151,402          0.75%(3)                N/A                12/31/00


----------
 (1) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.225% of the first $200 million of the Fund's average daily net assets and 0.191% of such assets in excess of $200 million. Fees based on gross income: 2.75% of the first $20 million of the Fund's gross income and 2.34% of such income in excess of $20 million.
 (2) Reduced to 0.65% on assets over $1.5 billion, 0.625% on assets over $3.0 billion and 0.60% on assets over $5.0 billion.
 (3) 0.75% of the first $300 million of the Fund's average daily net assets and 0.675% of the Fund's average daily net assets in excess of $300 million.
 (4) 0.50% of the first $200 million of the Fund's average daily net assets and 0.40% of the Fund's average daily net assets in excess of $200 million.
 (5) Effective January 1, 2001, MFS has agreed to reduce its compensation to 0.70% of the Fund's average daily net assets in excess of $2.5 billion.
 (6) 0.75% of the first $1 billion of the Fund's average daily net assets, 0.675% of the next $500 million and 0.65% of the
     Fund's average daily net assets in excess of $1.5 billion.
 (7) 0.70% of the Fund's average daily net assets in excess of $1 billion.
 (8) 1.00% of the first $1 billion of the Fund's average daily net assets, and 0.85% of the next $1.5 billion. Effective
     November 1, 2000, MFS agreed to reduce its management fee to 0.75% of the amount of the Fund's average daily net assets in excess of $2.5 billion.
 (9) 0.75% of the Fund's assets in excess of $1 billion.
(10) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.220% of the first $200 million of the Fund's average daily net assets and 0.187% of such assets in excess of $200 million. Fee based on gross income: 3.00% of the first $22 million of the Fund's gross income and 2.55% of such income in excess of $22 million.
(11) 0.65% of the first $500 million of the Fund's average daily net assets, and 0.55% of the Fund's average daily net assets in excess of $500 million.
(12) 0.50% of the first $300 million of the Fund's average daily net assets, 0.45% of the next $400 million of the Fund's average daily net assets, 0.40% of the next $300 million of the Fund's average daily net assets and 0.35% of such assets in excess of $1 billion.
(13) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.250% of the first $200 million of the Fund's average daily net assets and 0.212% of such assets in excess of $200 million. Fee based on gross income: 3.57% of the first $14 million of the Fund's gross income and 3.04% of such income in excess of $14 million.
(14) 0.75% of the first $300 million of the Fund's average daily net assets, 0.675% of the next $700 million of the Fund's average daily net assets and 0.60% of such assets in excess of $1 billion.
(15) 0.375% of the Fund's average daily net assets plus 6.25% of the Fund's gross income.

    Each Series has entered into certain other agreements with MFS or its affiliates, for administrative, shareholder, and distribution services. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under these agreements.

    MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Series pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, is the shareholder servicing agent to each Series, pursuant to a Shareholder Servicing Agreement. The Shareholder Servicing Agent's responsibilities under the Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of a Series. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of the Series at an effective annual rate of 0.035%. In addition, MFSC is reimbursed by a Series for certain expenses incurred by MFSC on behalf of the Series.


    The table below provides the amount paid by each Series to MFS for administrative services and the amount paid by each Series to MFSC for shareholder services during each Series' fiscal year ended December 31, 2000.


                                           AMOUNT PAID TO            AMOUNT PAID
                                              MFS FOR               TO MFSC FOR
                                           ADMINISTRATIVE           SHAREHOLDER
SERIES                                       SERVICES                 SERVICES
------                                     --------------           -----------

MFS Bond Series                                $  3,572               $  8,841
MFS Capital Opportunities Series               $ 14,964               $ 38,375
MFS Emerging Growth Series                     $332,678               $871,226
MFS Global Equity Series                       $    418               $  1,092
MFS Global Governments Series                  $  6,607               $ 16,399
MFS High Income Series                         $  8,461               $ 20,699
MFS Investors Growth Stock Series              $  8,810               $ 25,353
MFS Investors Trust Series                     $ 61,321               $153,448
MFS Mid Cap Growth Series(1)                   $    252               $  1,045
MFS Money Market Series                        $  1,521               $  3,749
MFS New Discovery Series                       $ 12,126               $ 33,461
MFS Research Series                            $140,936               $351,498
MFS Total Return Series                        $ 39,095               $ 98,990
MFS Utilities Series                           $ 34,211               $ 86,851

----------
(1) For the period from the commencement of investment operations on April 28, 2000, through December 31, 2000.


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Series pursuant to a Distribution Agreement. MFD did not receive any payments from a Series for the fiscal year ended December 31, 2000.


D.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

    At meetings of the Board of Trustees on April 10, June 12 and July 19, 2001, the Board considered the standardization and modernization of the advisory agreements of the Series. The Board reviewed materials comparing the Current and New Agreements and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreements will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreements' provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of each Series.


    If the New Agreement is approved, it will continue for an initial two-year term from its effective date. Thereafter, the New Agreement will continue as to a Series from year to year if that continuation is approved in accordance with applicable law.


REQUIRED VOTE

    Approval of this Item with respect to a Series will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Series.

YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT YOUR SERIES AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 5 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.


    At the Meeting, you will be asked to ratify the selection of accountants for your Series. The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Series, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Series for their next fiscal year. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to any Series' accountants is being proposed.


    Deloitte & Touche has no direct or material indirect interest in the Series. Representatives of Deloitte & Touche are not expected to be present at the meeting.


    The following table sets forth the aggregate fees paid to Deloitte & Touche, for the Series' fiscal year ended December 31, 2000, for professional services rendered for: (i) the audit of the Series' financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Series, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Series (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Series, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Series (this amount includes fees ranging between $889,000 and $2,776,922 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Series). The Audit Committee of each Series considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.


                                                                                                FINANCIAL         ALL OTHER FEES
                                                                                           INFORMATION SYSTEMS   (OTHER THAN FEES
                                                                                               DESIGN AND       LISTED IN ADJOINING
                                                                                           IMPLEMENTATION FEES   COLUMNS) PAID BY
                                                                        AGGREGATE AUDIT    PAID BY THE SERIES,  THE SERIES, MFS AND
                                                 AUDIT FEES PAID BY    FEES PAID BY ALL    MFS AND MFS RELATED      MFS RELATED
                                                THE SERIES FOR THEIR   FUNDS IN THE MFS       ENTITIES THAT        ENTITIES THAT
                                                 MOST RECENT FISCAL   COMPLEX AUDITED BY   PROVIDE SERVICES TO  PROVIDE SERVICES TO
SERIES                                                  YEAR           DELOITTE & TOUCHE       THE SERIES           THE SERIES
------                                          --------------------  -------------------  -------------------  -------------------
MFS Bond Series                                       $34,300             $2,724,400            $289,000            $4,473,399
MFS Capital Opportunities Series                      $27,300             $2,724,400            $289,000            $4,473,399
MFS Emerging Growth Series                            $27,300             $2,724,400            $289,000            $4,473,399
MFS Global Equity Series                              $12,500             $2,724,400            $289,000            $4,473,399
MFS Global Governments Series                         $34,300             $2,724,400            $289,000            $4,473,399
MFS High Income Series                                $34,300             $2,724,400            $289,000            $4,473,399
MFS Investors Trust Series                            $26,800             $2,724,400            $289,000            $4,473,399
MFS Investors Growth Stock Series                     $12,500             $2,724,400            $289,000            $4,473,399
MFS Mid Cap Growth Series                             $12,500             $2,724,400            $289,000            $4,473,399
MFS Money Market Series                               $15,800             $2,724,400            $289,000            $4,473,399
MFS New Discovery Series                              $12,500             $2,724,400            $289,000            $4,473,399
MFS Research Series                                   $27,300             $2,724,400            $289,000            $4,473,399
MFS Total Return Series                               $36,300             $2,724,400            $289,000            $4,473,399
MFS Utilities Series                                  $26,800             $2,724,400            $289,000            $4,473,399

REQUIRED VOTE

    Approval of this proposal with respect to a Series will require the affirmative vote of a majority of the shares of that Series voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.

SERIES INFORMATION

    This section provides certain information about each Series, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of any class of the Series.

SERIES AND SHARES OUTSTANDING

    Set forth in bold below is a list of the Trust's Series. Opposite the Series' name is the number of shares of that Series outstanding on August 23, 2001.
                                            NUMBER OF SHARES OUTSTANDING
                                      ----------------------------------------
SERIES                                 INITIAL CLASS             SERVICE CLASS
------                                 -------------             -------------


MFS Bond Series                         2,548,544.300                   19.157
MFS Capital Opportunities Series       10,863,373.070              650,586.892
MFS Emerging Growth Series             84,658,255.455            1,198,073.259
MFS Global Equity Series                  566,625.365                   17.316
MFS Global Governments Series           4,967,963.857               17,659.980
MFS High Income Series                  8,110,654.827               44,007.280
MFS Investors Trust Series             28,510,396.529            1,689,646.417
MFS Investors Growth Stock Series      13,119,293.347            9,931,434.795
MFS Mid Cap Growth Series               3,973,116.476            1,699,596.345
MFS Money Market Series                18,327,849.610                 N/A
MFS New Discovery Series               11,059,738.014            6,136,244.945
MFS Research Series                    60,272,716.298              473,353.602
MFS Total Return Series                30,034,498.166            1,392,845.818
MFS Utilities Series                   16,287,263.807            1,172,193.739

EXECUTIVE OFFICERS


    The following table provides information about the executive officers of each Series. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December 1996); State Street Bank and Trust Company, Assistant Vice President (prior to December
1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September 1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.

----------
*" Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts 02116.

BOARD AND COMMITTEE MEETINGS

    The Board of Trustees and the Audit Committee of the Trust each held 4 meetings during the Trust's fiscal year ended December 31, 2000. Each Series' Nominating Committee met once on July 19, 2001.

TRUSTEE COMPENSATION TABLE

    The table below shows the cash compensation paid to the current Trustees for the fiscal year ended December 31, 2000. Mr. Shames does not receive any compensation from the Series for his services as a Trustee.

SERIES                                             MR. DARLING      MR. GUTOW
------                                             -----------      ---------

MFS Bond Series                                      $   950         $  1,230
MFS Capital Opportunities Series                     $ 1,500         $  1,900
MFS Emerging Growth Series                           $10,000         $ 12,200
MFS Global Equity Series                             $   950         $  1,230
MFS Global Governments Series                        $   950         $  1,230
MFS High Income Series                               $ 1,500         $  1,900
MFS Investors Trust Series                           $ 4,000         $  5,000
MFS Investors Growth Stock Series                    $   950         $  1,230
MFS Mid Cap Growth Series                            $     0         $      0
MFS Money Market Series                              $   950         $  1,230
MFS New Discovery Series                             $   950         $  1,230
MFS Research Series                                  $ 6,200         $  7,680
MFS Total Return Series                              $ 4,000         $  5,000
MFS Utilities Series                                 $ 2,800         $  3,520
-----------------------------------------------------------------------------

TOTAL CASH COMPENSATION FROM SERIES AND FUND
   COMPLEX(1)                                        $55,978         $135,308

----------
(1) For calendar year 2000. Messrs. Darling and Gutow served as Trustee of 28 and 64 funds, respectively, within the MFS Family of Funds having aggregate net assets at December 31, 2000 of $6.4 billion and $22.3 billion, respectively.


    The Trustees of certain MFS funds are also compensated under a deferred compensation plan for disinterested Trustees that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from these MFS funds until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, certain MFS funds may invest in shares of these other selected MFS funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect an MFS fund's assets, liabilities or net income per share. The plan does not obligate an MFS fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the MFS funds' obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS


    Shares of each Series are sold exclusively to insurance company separate accounts. As of August 23, 2001, no Trustee, Trustee nominee or Officer owned shares of the Trust.

    As of August 23, 2001, to the best knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the following classes of the Series:

                                                                                             NUMBER OF          PERCENTAGE OF
                                                                                            OUTSTANDING          OUTSTANDING
                                 CLASS OF                                                    SHARES OF            SHARES OF
SERIES                           SHARES          NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED          CLASS OWNED
------                           ------          -------------------------------            -----------          -----------
MFS Bond Series                  Initial         First CitiCorp Life Insurance Company      798,559.7170            31.33%
                                 Class           c/o Travelers Life & Annuity Company
                                                 Attn: Shareholder Accounting
                                                 1 Tower Square, #6MS
                                                 Hartford, CT 06183-0001

MFS Bond Series                  Initial         Keyport Life Insurance Company             566,969.4260            22.25%
                                 Class           125 High Street
                                                 Boston, MA 02110-2704

MFS Bond Series                  Initial         Kansas City Life Insurance Company         321,037.4860            12.60%
                                 Class           Variable Annuity
                                                 Attn: Marty Renzelman
                                                 P.O. Box 419139
                                                 Kansas City, MO 64141-6139

MFS Bond Series                  Initial         CitiCorp Life Insurance Company            265,658.1650            10.42%
                                 Class           c/o Travelers Life & Annuity Company
                                                 Attn: Shareholder Accounting
                                                 1 Tower Square, #6MS
                                                 Hartford, CT 06183-0001

MFS Bond Series                  Initial         Metlife Investors Insurance Co.            150,398.9970             5.90%
                                 Class           D/B/A Metlife Investors
                                                 Variable Annuity Account One
                                                 Attn: Shar Nevenhoven
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS Bond Series                  Initial         Prudential Variable Contract               130,018.3680             5.10%
                                 Class           Account GI2
                                                 The Prudential Insurance
                                                 Company of America
                                                 290 West Mount Pleasant Avenue
                                                 Livingston, NJ 07039-2747

MFS Bond Series                  Service         MFS Service Center Inc.                         19.1570           100.00%
                                 Class           Audit Account Cash
                                                 Corporate Actions, 10th Floor
                                                 Attn: Paulette Cato
                                                 500 Boylston Street
                                                 Boston, MA 02116-3740

MFS Capital                      Initial         Hartford Life & Annuity                  4,744,208.7890            43.67%
Opportunities Series             Class           Insurance Company
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS Capital                      Initial         United of Omaha                          2,778,196.0610            25.57%
Opportunities Series             Class           Life Insurance Company
                                                 Attn: Product Accounting &
                                                 Reporting, 11th Floor
                                                 Mutual of Omaha Plaza
                                                 Omaha, NE 68175-0001

MFS Capital                      Initial         Hartford Life Insurance Company          1,214,901.4800            11.18%
Opportunities Series             Class           Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Weatogue, CT 06089-9793

MFS Capital                      Initial         The American Franklin Life                 628,014.9640             5.78%
Opportunities Series             Class           Insurance Company
                                                 c/o American General Life
                                                 Insurance Company
                                                 Attn: Debbie Kerai
                                                 P.O. Box 1591
                                                 Houston, TX 77251-1591

MFS Capital                      Initial         American Franklin Life Insurance           627,424.1110             5.78%
Opportunities Series             Class           Company Equibuilder
                                                 c/o American General Life
                                                 Insurance Company
                                                 Attn: Debbie Kerai
                                                 P.O. Box 1591
                                                 Houston, TX 77251-1591

MFS Capital                      Service         Integrity Life Insurance Company           485,774.8900            74.67%
Opportunities Series             Class           515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Capital                      Service         Guardian Insurance & Annuity                90,538.2900            13.92%
Opportunities Series             Class           Company Inc.
                                                 Guardian Sep A/C F
                                                 Attn: Paul Iannelli 3-S
                                                 3900 Burgess Place
                                                 Bethlehem, PA 18017-9097

MFS Capital                      Service         National Integrity Life                     69,942.3280            10.75%
Opportunities Series             Class           Insurance Company
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Emerging                     Initial         Merrill Lynch Life                      15,827,508.5270            18.70%
Growth Series                    Class           Insurance Company
                                                 Retirement Plus
                                                 4804 Deer Lake Drive East,
                                                 Bldg. 3, Floor 4
                                                 Jacksonville, FL 32246-6484

MFS Emerging                     Initial         Pruco Life of Arizona                   14,910,945.1300            17.61%
Growth Series                    Class           Flexible Premium Variable
                                                 Annuity Acct
                                                 Attn. Kathy McClunn Sep A/C IIG
                                                 213 Washington Street, Floor 7
                                                 Newark, NJ 07102-2917

MFS Emerging                     Initial         Cuna Mutual Life Insurance Co.           5,425,259.8090             6.41%
Growth Series                    Class           Variable Annuity Account
                                                 Attn: Fund Accounting
                                                 2000 Heritage Way
                                                 Waverly, IA 50677-9208

MFS Emerging                     Service         Keyport Life Insurance Company             407,214.7480            33.99%
Growth Series                    Class           125 High Street
                                                 Boston, MA 02110-2704

MFS Emerging                     Service         Lincoln National Life                      267,031.5020            22.29%
Growth Series                    Class           Separate Account N
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3518

MFS Emerging                     Service         Integrity Life Insurance Company           171,616.6240            14.32%
Growth Series                    Class           515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Emerging                     Service         Keyport Benefit Life                        88,668.3660             7.40%
Growth Series                    Class           125 High Street
                                                 Boston, MA 02110-2704

MFS Emerging                     Service         National Integrity Life                     87,818.0640             7.33%
Growth Series                    Class           Insurance Company
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Emerging                     Service         Provident Mutual Life & Annuity             75,904.0160             6.34%
Growth Series                    Class           Company of America
                                                 Variable Annuity SA
                                                 P.O. Box 1717
                                                 Valley Forge, PA 19482-1717

MFS Emerging                     Service         Guardian Insurance &                        66,677.0180             5.57%
Growth Series                    Class           Annuity Co. Inc.
                                                 Guardian Sep A/C F
                                                 Attn: Paul Iannelli 3-S
                                                 3900 Burgess Place
                                                 Bethlehem, PA 18017-9097

MFS Global                       Initial         Hartford Life &                            417,701.6610            73.72%
Equity Series                    Class           Annuity Insurance
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS Global                       Initial         Hartford Life Insurance Company            103,229.0100            18.22%
Equity Series                    Class           Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Weatogue, CT 06089-9793

MFS Global                       Initial         MFS Fund Distributors, Inc.                 45,659.7840             8.06%
Equity Series                    Class           c/o MFSC
                                                 Attn: Thomas B. Hastings
                                                 500 Boylston Street, Suite 15
                                                 Boston, MA 02116-3740

MFS Global                       Service         MFS Service Center Inc.                         17.3160           100.00%
Equity Series                    Class           Audit Account Cash
                                                 Corporate Actions, 10th Floor
                                                 Attn: Paulette Cato
                                                 500 Boylston Street
                                                 Boston, MA 02116-3740

MFS Global                       Initial         United of Omaha                          1,502,328.8770            30.24%
Governments Series               Class           Life Insurance Company
                                                 Attn: Product Accounting &
                                                 Reporting, 11th Floor
                                                 Mutual of Omaha Plaza
                                                 Omaha, NE 68175-0001

MFS Global                       Initial         Cuna Mutual Life                         1,183,376.8350            23.82%
Governments                      Class           Insurance Co.
Series                                           GA Account
                                                 Attn: Fund Accounting
                                                 2000 Heritage Way
                                                 Waverly, IA 50677-9208

MFS Global                       Initial         Cuna Mutual Life                           946,592.4970            19.05%
Governments                      Class           Insurance Co.
Series                                           Variable Annuity Account
                                                 Attn: Fund Accounting
                                                 2000 Heritage Way
                                                 Waverly, IA 50677-9208

MFS Global                       Initial         Ameritas Life                              363,337.4390             7.31%
Governments                      Class           Insurance Company
Series                                           Separate Account
                                                 VA-2 (Annuity)
                                                 Attn: Giang Nguyen
                                                 5900 O Street
                                                 Lincoln, NE 68510-2234

MFS Global                       Service         Guardian Insurance &                        17,383.7340            98.44%
Governments                      Class           Annuity Company Inc.
Series                                           Guardian Sep A/C F
                                                 Attn: Paul Iannelli 3-S
                                                 3900 Burgess Place
                                                 Bethlehem, PA 18017-9097

MFS High                         Initial         Hartford Life &                          2,123,036.0400            26.18%
Income Series                    Class           Annuity Insurance
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS High                         Initial         United of Omaha                          2,063,830.6190            25.45%
Income Series                    Class           Life Insurance Company
                                                 Attn: Product Accounting &
                                                 Reporting, 11th Floor
                                                 Mutual of Omaha Plaza
                                                 Omaha, NE 68175-0001

MFS High                         Initial         Fortis Benefits                            856,096.2790            10.56%
Income Series                    Class           Insurance Company
                                                 Life & Annuity
                                                 500 Bielenberg Drive
                                                 Woodbury, MN 55125-1400

MFS High                         Initial         Union Central Life                         724,905.4220             8.94%
Income Series                    Class           Insurance Company
                                                 Group Annuity
                                                 Mutual Funds - Station 3
                                                 1876 Waycross Road
                                                 Cincinnati, OH 45240-2899

MFS High                         Initial         Union Central Life                         714,375.3690             8.81%
Income Series                    Class           Insurance Company
                                                 Individual Annuity
                                                 Mutual Funds - Station 3
                                                 1876 Waycross Road
                                                 Cincinnati, OH 45240-2899

MFS High                         Initial         Metlife Investors                          671,780.2210             8.28%
Income Series                    Class           Insurance Company
                                                 D/B/A Metlife Investors
                                                 Variable Annuity Account One
                                                 Attn: Shar Nevenhoven
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS High                         Initial         Hartford Life                              553,822.7770             6.83%
Income Series                    Class           Insurance Company
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Weatogue, CT 06089-9793

MFS High                         Service         Metlife Investors Insurance                 41,453.4010            94.20%
Income Series                    Class           Company of CA
                                                 D/B/A Metlife Investors
                                                 Annuity One
                                                 Attn: Stacie Gannon
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS High                         Service         Metlife Investors                            2,460.9240             5.59%
Income Series                    Class           Insurance Company
                                                 D/B/A Metlife Investors
                                                 Variable Annuity A/C Five
                                                 Attn: Shar Nevenhoven
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS Investors                    Initial         Hartford Life &                          6,536,702.0070            49.83%
Growth Stock                     Class           Annuity Insurance
Series                                           Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Weatogue, CT 06089-9793

MFS Investors                    Initial         John Hancock Variable                    2,227,521.6420            16.98%
Growth Stock                     Class           Account H
Series                                           John Hancock Place
                                                 Boston, MA 02117

MFS Investors                    Initial         Hartford Life                            1,686,179.3460            12.85%
Growth Stock                     Class           Insurance Company
Series                                           Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Weatogue, CT 06089-9793

MFS Investors                    Initial         Protective Variable Annuity              1,168,155.0420             8.90%
Growth Stock                     Class           P.O. Box 2606
Series                                           Birmingham, AL 35202-2606

MFS Investors                    Initial         John Hancock Variable                    1,092,339.1060             8.33%
Growth Stock                     Class           Account JF
Series                                           John Hancock Place
                                                 Boston, MA 02117

MFS Investors                    Service         IDS Life Insurance Company               2,965,032.2790            29.86%
Growth Stock                     Class           RAVA-1MG-American Express
Series                                           125 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS Investors                    Service         IDS Life Insurance Company               2,836,479.4390            28.56%
Growth Stock                     Class           RAVA-2MG-American Express
Series                                           125 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS Investors                    Service         GE Life and Annuity                      1,140,200.9590            11.48%
Growth Stock                     Class           Assurance Company
Series                                           Attn: Variable Accounting
                                                 6610 West Broad Street
                                                 Richmond, VA 23230-1702

MFS Investors                    Service         Keyport Life                             1,026,028.0970            10.33%
Growth Stock                     Class           Insurance Company
Series                                           125 High Street
                                                 Boston, MA 02110-2704

MFS Investors                    Service         IDS Life                                   715,092.5300             7.20%
Growth Stock                     Class           Insurance Corporation
Series                                           340 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS Investors                    Initial         Hartford Life & Annuity                  4,386,952.4190            15.39%
Trust Series                     Class           Insurance Company
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS Investors                    Initial         Protective Variable Annuity              4,339,522.4760            15.22%
Trust Series                     Class           P.O. Box 2606
                                                 Birmingham, AL 35202-2606

MFS Investors                    Initial         Guardian Insurance &                     2,596,566.6170             9.11%
Trust Series                     Class           Annuity Company Inc.
                                                 Guardian Sep A/C E-VA 75
                                                 c/o Equity Accounting 3S-18 3900
                                                 Burgess Place Bethlehem, PA
                                                 18017-9097

MFS Investors                    Initial         New York Life Insurance                  2,162,868.6900             7.59%
Trust Series                     Class           and Annuity Corporation
                                                 (NYLIAC)
                                                 Morris Corporate Center I,
                                                 Bldg A
                                                 300 Interpace Parkway, Floor 3
                                                 Parisippany, NJ 07054-1100

MFS Investors                    Initial         Union Central Life                       1,859,704.2320             6.52%
Trust Series                     Class           Insurance Company
                                                 Individual Annuity
                                                 Mutual Funds - Station 3
                                                 1876 Waycross Road
                                                 Cincinnati, OH 45240-2899

MFS Investors                    Initial         Union Central Life                       1,557,416.2010             5.46%
Trust Series                     Class           Insurance Company
                                                 Group Annuity
                                                 Mutual Funds - Station 3
                                                 1876 Waycross Road
                                                 Cincinnati, OH 45240-2899

MFS Investors                    Initial         Metlife Investors                        1,498,457.8240             5.26%
Trust Series                     Class           Insurance Co.
                                                 D/B/A Metlife Investors
                                                 Variable Annuity Account One
                                                 Attn: Shar Nevenhoven
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS Investors                    Initial         C M Life Insurance Company               1,437,133.2480             5.04%
Trust Series                     Class           Fund Operations - N255
                                                 1295 State Street
                                                 Springfield, MA 01111-0002

MFS Investors                    Service         Keyport Life                               474,079.2800            28.06%
Trust Series                     Class           Insurance Company
                                                 125 High Street
                                                 Boston, MA 02110-2704

MFS Investors                    Service         GE Life and Annuity                        368,742.3910            21.82%
Trust Series                     Class           Assurance Company
                                                 Attn: Variable Accounting
                                                 6610 West Broad Street
                                                 Richmond, VA 23230-1702

MFS Investors                    Service         Metlife Investors                          172,900.9780            10.23%
Trust Series                     Class           Insurance Co. of CA
                                                 D/B/A Metlife Investors
                                                 Annuity One
                                                 Attn: Stacie Gannon
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS Investors                    Service         First Variable Life                        160,956.7110             9.53%
Trust Series                     Class           Insurance Co.
                                                 Separate Accounts
                                                 Mail Code B1-08
                                                 13045 Tesson Ferry Road
                                                 St. Louis, MO 63128-3407

MFS Investors                    Service         Integrity Life                             155,334.6180             9.19%
Trust Series                     Class           Insurance Company
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Investors                    Service         Provident Mutual Life &                     96,867.8890             5.73%
Trust Series                     Class           Annuity Company of America
                                                 Variable Annuity SA
                                                 P.O. Box 1717
                                                 Valley Forge, PA 19482-1717

MFS Investors                    Service         Guardian Insurance &                        88,891.9830             5.26%
Trust Series                     Class           Annuity Company Inc.
                                                 Guardian Sep A/C F
                                                 Attn: Paul Iannelli 3-S
                                                 3900 Burgess Place
                                                 Bethlehem, PA 18017-9097

MFS Investors                    Service         Keyport Benefit Life                        84,758.6190             5.02%
Trust Series                     Class           125 High Street
                                                 Boston, MA 02110-2704

MFS Mid Cap                      Initial         Hartford Life &                          3,385,606.9670            85.21%
Growth Series                    Class           Annuity Insurance Co.
                                                 Separate Account Seven
                                                 Attn. Dave Ten Broeck
                                                 P.O. Box 2999
                                                 Hartford, CT 06104-2999

MFS Mid Cap                      Initial         Hartford Life                              587,489.5090            14.79%
Growth Series                    Class           Insurance Company
                                                 Separate Account Seven
                                                 Attn. Dave Ten Broeck
                                                 P.O. Box 2999
                                                 Hartford, CT 06104-2999

MFS Mid Cap                      Service         Integrity Life Insurance Co.             1,266,474.6640            74.52%
Growth Series                    Class           515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Mid Cap                      Service         National Integrity                         423,954.4680            24.94%
Growth Series                    Class           Life Insurance Co.
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Money                        Initial         First CitiCorp Life                     14,703,480.3600            80.22%
Market Series                    Class           Insurance Company
                                                 c/o Travelers Life & Annuity Company
                                                 Attn: Shareholder Accounting
                                                 1 Tower Square, #6MS
                                                 Hartford, CT 06183-0001

MFS Money                        Initial         CitiCorp Life                            3,223,181.6300            17.59%
Market Series                    Class           Insurance Company
                                                 c/o Travelers Life & Annuity Company
                                                 Attn: Shareholder Accounting
                                                 1 Tower Square, #6MS
                                                 Hartford, CT 06183-0001

MFS New                          Initial         Hartford Life &                          1,705,695.0090            15.42%
Discovery Series                 Class           Annuity Insurance Company
                                                 Separate Account Seven
                                                 Attn: David Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS New                          Initial         John Hancock Variable                    1,293,653.5930            11.70%
Discovery Series                 Class           Account H
                                                 John Hancock Place
                                                 Boston, MA 02117

MFS New                          Initial         Ameritas Life                            1,216,760.6840            11.00%
Discovery Series                 Class           Insurance Company
                                                 Separate Account VA-2
                                                 (Annuity)
                                                 Attn: Giang Nguyen
                                                 5900 O Street
                                                 Lincoln, NE 68510-2234

MFS New                          Initial         Protective Variable Annuity                918,178.7310             8.30%
Discovery Series                 Class           P.O. Box 10648
                                                 Birmingham, AL 35202-0648

MFS New                          Initial         Guardian Insurance &                       674,105.9580             6.10%
Discovery Series                 Class           Annuity Company Inc.
                                                 Guardian Sep A/C E-VA 273 c/o
                                                 Equity Accounting 3S-18 3900
                                                 Burgess Place Bethlehem, PA
                                                 18017-9097

MFS New                          Service         IDS Life                                 1,755,694.6330            28.61%
Discovery Series                 Class           Insurance Company
                                                 RAVA-1MD-American Express
                                                 125 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS New                          Service         IDS Life Insurance Company               1,612,055.8130            26.27%
Discovery Series                 Class           RAVA-2MD-American Express
                                                 125 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS New                          Service         IDS Life                                   518,649.6040             8.45%
Discovery Series                 Class           Insurance Corporation
                                                 340 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS New                          Service         GE Life and Annuity                        469,157.2070             7.65%
Discovery Series                 Class           Assurance Company
                                                 Attn: Variable Accounting
                                                 6610 West Broad Street
                                                 Richmond, VA 23230-1702

MFS New                          Service         Integrity Life                             382,308.0800             6.23%
Discovery Series                 Class           Insurance Company
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS New                          Service         First Variable Life                        338,137.3950             5.51%
Discovery Series                 Class           Insurance Company
                                                 Separate Accounts
                                                 Mailcode B1-08
                                                 13045 Tesson Ferry Road
                                                 St. Louis, MO 63128-3407

MFS Research                     Initial         Merrill Lynch                           19,655,618.6580            32.61%
Series                           Class           Life Insurance Company
                                                 Retirement Plus
                                                 4804 Deer Lake Drive
                                                 East, Bldg 3, Floor 4
                                                 Jacksonville, FL 32246-6484

MFS Research                     Initial         Pruco Life of Arizona                    5,457,715.4700             9.06%
Series                           Class           Flexible Premium Variable
                                                 Annuity Account
                                                 Attn: Kathy McClunn
                                                 Sep A/C IIG
                                                 213 Washington Street, Floor 7
                                                 Newark, NJ 07102-2917

MFS Research                     Initial         Protective Variable Annuity              4,197,018.4650             6.96%
Series                           Class           P.O. Box 2606
                                                 Birmingham, AL 35202-2606

MFS Research                     Initial         New York Life                            4,174,478.1140             6.93%
Series                           Class           Insurance and Annuity
                                                 Corporation (NYLIAC)
                                                 Morris Corporate Center I, Bldg A
                                                 300 Interpace Parkway, Floor 3
                                                 Parisippany, NJ 07054-1100

MFS Research                     Service         Lincoln National Life                      365,634.5890            77.24%
Series                           Class           Separate Account N
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3518

MFS Research                     Service         Provident Mutual Life &                     48,899.1720            10.33%
Series                           Class           Annuity Company of America
                                                 Variable Annuity SA
                                                 P.O. Box 1717
                                                 Valley Forge, PA 19482-1717

MFS Research                     Service         Metlife Investors                           28,832.2250             6.09%
Series                           Class           Insurance Co. of CA
                                                 D/B/A Metlife Investors
                                                 Annuity One
                                                 Attn: Stacie Gannon
                                                 4700 Westown Parkway,
                                                 Suite 200
                                                 West Des Moines, IA 50266-6718

MFS Total                        Initial         Aetna Life Insurance                     5,513,197.1350            18.36%
Return Series                    Class           & Annuity Company
                                                 Central Valuation TN41
                                                 151 Farmington Avenue RTAN
                                                 Hartford, CT 06156-0001

MFS Total                        Initial         Hartford Life & Annuity                  4,921,562.9750            16.39%
Return Series                    Class           Insurance Company
                                                 Separate Account Seven
                                                 Attn: David Ten Broeck
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089-9793

MFS Total                        Initial         Protective Variable Annuity              3,253,424.0450            10.83%
Return Series                    Class           P.O. Box 2606
                                                 Birmingham, AL 35202-2606

MFS Total                        Initial         Lincoln Life Variable                    2,035,107.6750             6.78%
Return Series                    Class           Annuity Account N
                                                 Lincoln National Life
                                                 Mutual Fund Admin. Area 6H-02
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3506

MFS Total                        Initial         First Citicorp Life                      1,805,008.1060             6.01%
Return Series                    Class           Insurance Company
                                                 c/o Travelers Life & Annuity Company
                                                 Attn: Shareholder Accounting
                                                 1 Tower Square, #6MS
                                                 Hartford, CT 06183-0001

MFS Total                        Service         Lincoln National Life                      577,689.0070            41.48%
Return Series                    Class           Separate Account N
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3518

MFS Total                        Service         First Variable Life                        243,164.2140            17.46%
Return Series                    Class           Insurance Company
                                                 4200 University Avenue
                                                 West Des Moines, IA 50266-5945

MFS Total                        Service         Integrity Life                             220,363.4180            15.82%
Return Series                    Class           Insurance Company
                                                 515 West Market Street
                                                 Louisville, KY 40202-3333

MFS Total                        Service         American Enterprise Life                   217,436.1000            15.61%
Return Series                    Class           Insurance Corporation
                                                 125 AXP Financial Center
                                                 Minneapolis, MN 55474-0001

MFS Utilities                    Initial         Ameritas Life                            3,598,510.6100            22.09%
Series                           Class           Insurance Company
                                                 Separate Account
                                                 VA-2 (Annuity)
                                                 Attn: Giang Nguyen
                                                 5900 O Street
                                                 Lincoln, NE 68510-2234

MFS Utilities                    Initial         Lincoln Life Variable                    2,473,309.6380            15.19%
Series                           Class           Annuity Account N
                                                 Lincoln National Life
                                                 Mutual Fund Admin. Area 6H-02
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3506

MFS Utilities                    Initial         Kansas City Life                         1,432,695.1720             8.80%
Series                           Class           Insurance Company
                                                 Variable Annuity
                                                 Attn: Marty Renzelman
                                                 P.O. Box 419139
                                                 Kansas City, MO 64141-6139

MFS Utilities                    Initial         Chubb Separate Account A                 1,241,723.7250             7.62%
Series                           Class           Attn: Mark Landry,
                                                 Mail Code 2S 02
                                                 1 Granite Place
                                                 Concord, NH 03301-3258

MFS Utilities                    Initial         Protective Variable Annuity                833,225.5870             5.12%
Series                           Class           P.O. Box 10648
                                                 Birmingham, AL 35202-0648

MFS Utilities                    Service         GE Life and Annuity                        598,095.5230            51.02%
Series                           Class           Assurance Company
                                                 Attn: Variable Accounting
                                                 6610 West Broad Street
                                                 Richmond, VA 23230-1702

MFS Utilities                    Service         Lincoln Life                               516,277.4950            44.04%
Series                           Class           Separate Account N
                                                 1300 South Clinton Street
                                                 Fort Wayne, IN 46802-3518

MANNER OF VOTING PROXIES


    All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. The presence in person or by proxy of the holders of a majority of the outstanding shares of a Series entitled to vote is required to constitute a quorum for purposes of transacting business by that Series at the Meeting.

    For the purpose of determining the presence of a quorum abstentions will be treated as shares that are present but which have not been voted. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Abstentions will have the same effect as a vote "against" Items 2, 3 and 4 and will have no effect on Items 1 or 5.


    Each fractional share will receive a corresponding fractional vote.

    Each Series will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from contract owners and participants.


    The Series know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Series' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

    Each of the Series is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the applicable Series a reasonable time prior to the Series' solicitation of proxies relating to such future meeting.


ADDITIONAL INFORMATION


    In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by November 1, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Series and as to one or more particular Items affecting any such Series. The costs of any additional solicitation and of any adjournment session will be borne by the Series.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

September 4, 2001

                            MFS BOND SERIES
                            MFS CAPITAL OPPORTUNITIES SERIES
                            MFS EMERGING GROWTH SERIES
                            MFS GLOBAL EQUITY SERIES
                            MFS GLOBAL GOVERNMENTS SERIES
                            MFS HIGH INCOME SERIES
                            MFS INVESTORS TRUST SERIES
                            MFS INVESTORS GROWTH STOCK SERIES
                            MFS MID CAP GROWTH SERIES
                            MFS MONEY MARKET SERIES
                            MFS NEW DISCOVERY SERIES
                            MFS RESEARCH SERIES
                            MFS TOTAL RETURN SERIES
                            MFS UTILITIES SERIES

                                                                    APPENDIX A


NOTE: THIS DECLARATION HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE RESTATED DECLARATION PROPOSED IN ITEM 2 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST


                                      [[OF
                          MFS VARIABLE INSURANCE TRUST
                          DATED AS OF ______________]]


    [[WHEREAS, MFS Variable Insurance Trust was established pursuant to a Declaration of Trust dated January 24, 1994, as amended and Restated (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;]]

    WHEREAS, the Trustees desire that the beneficial interest in the [trust] [[Trust]] assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided; [and]


    WHEREAS, the [[Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated]] Declaration of Trust has been[, from time to time,] amended [[and restated]] in accordance with the provisions of the [[Original]] [Declaration; and] [WHEREAS, the Trustees now desire further to amend and to restate the Declaration of Trust and hereby certify, as provided in Section 11.1 of the Declaration, that this Amended and Restated Declaration of Trust has been further amended and restated in accordance with the provisions of the] Declaration;


    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the [trust established] [[Trust]] hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the [shares] [[Shares]] of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof[[, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.]]

                                [[ARTICLE I]]
                              NAME AND DEFINITIONS

    Section 1.1[-][[.]] Name. The name of the Trust [created hereby is the "MFS Variable Insurance Trust," the current address of which is 500 Boylston Street, Boston, Massachusetts 02116.] [[is MFS Variable Insurance Trust.]]

    Section 1.2[-][[.]] Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-Laws" means the By-[Laws] [[laws]] referred to in Section 3.9 hereof, as from time to time amended.

    (b) "Commission" has the meaning given that term in the 1940 Act.

    (c) "Declaration" means this [[Amended and Restated]] Declaration of Trust[[,]] as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein[,] " and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (d) "Distributor" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[,] [[pursuant]] to [the] [[any]] contract described in
Section 4.2 hereof.

    (e) "Interested Person" has the meaning given that term in the 1940 Act.

    (f) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    (g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require[[, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof]].

    (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and [Regulation] [[Regulations]] thereunder, as amended from time to time[[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act]].

    (i) "Person" means and includes individuals, corporations, [[limited liability companies,]] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

    (j) "Shareholder" means a record owner of outstanding Shares.

    (k) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section [6.9 or Section 6.10] [[6.11]] hereof, [respectively, equal proportionate] transferable units into which such series or class of Shares shall be divided from time to time [[in accordance with the terms hereof]]. The term "Shares" includes fractions of Shares as well as whole Shares.

    (l) "Transfer Agent" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[, to a] [[pursuant to any transfer agency]] contract described in Section [4.3] [[4.4]] hereof.

    (m) "Trust" means the trust [created hereby] [[hereunder]].

    (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series [[or class]] of Shares pursuant to Section 6.9 [[or
Section 6.10]] hereof.

    (o) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    [[(p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]]

                                   ARTICLE II
                                    TRUSTEES

    Section 2.1[-][[.]] Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time [by a written instrument signed] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three [[nor more than 15]].

    Section 2.2[-][[.]] Term of Office of Trustees. [Subject to the provisions of Section 16(a)] [[A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations]] of the 1940 Act, [[by]] the Trustees[[. Subject to all applicable provisions of the 1940 Act, a Trustee]] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [[or, if sooner, until his or her death or the election and qualification of his or her successor]]; except [[that:]]

    (a) [that] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed [(provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 2.1 hereof) with cause,] at any time[[, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters]] of the [remaining] Trustees, specifying the date when such removal shall become effective;

    (c) [that] any Trustee who [requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and] [[has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two- thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;]]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e)]] a Trustee may be removed at any meeting of Shareholders by a vote of [[Shares representing]] two-thirds [[of the voting power]] of the outstanding Shares of the Trust.

Upon the resignation[[, retirement]] or removal of a Trustee, or his [[or her]] otherwise ceasing to be a Trustee, [he] [[that individual]] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust [property] [[Property]] held in the name of the resigning[[, retiring]] or removed Trustee. Upon the incapacity or death of any Trustee, [his] [[that Trustee's]] legal representative shall execute and deliver on his [[or her]] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    [[Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]]

    Section 2.3[-][[.]] Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement[,] [[or]] removal [or incapacity] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [[of Trustees]], or for any other reason, exist, [[a majority of]] the remaining Trustees [shall] [[may]] fill such vacancy by appointing such other [person] [[individual]] as they in their discretion shall see fit. [Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.] Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation[[, removal]] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[[, removal]] or increase in number of Trustees. The power of appointment is subject to [the] [[all applicable]] provisions [of Section 16(a)] of the 1940 Act.

    Section 2.4[-][[.]] Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any [one] of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of [this] [[the]] Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, [the][[or while any Trustee is incapacitated, the other]] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees]]. A written instrument certifying the existence of such vacancy [[or incapacity]] signed by a majority of the Trustees shall be conclusive evidence of the existence [of such vacancy] [[thereof]].

    Section 2.5[-][[.]] Delegation of Power to Other Trustees. [Any] [[Subject to requirements imposed by the 1940 Act and other applicable law, any]] Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall [less] [[fewer]] than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as [herein] otherwise expressly provided [[herein]].

                                   ARTICLE III
                               POWERS OF TRUSTEES

    Section 3.1[-][[.]] General. [The] [[Subject to the provisions of the Declaration, the]] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [[or any other power of the Trustees hereunder]]. Such powers of the Trustees may be exercised without [the] order of or resort to any court.

    Section 3.2[-][[.]] Investments. (a) The Trustees shall have the power:

    (i) to conduct, operate and carry on the business of an investment company;

    (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [[securities of every nature and kind,]] U.S. and foreign currencies, any form of gold [and] [[or]] other precious [metals] [[metal]], commodity contracts, [options] [[any form of option contract]], contracts for the future acquisition or delivery of fixed income or other securities, [and securities] [[derivative instruments]] of every [nature and kind,][[kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,]] including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

    [[(A)]] states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person, [or by]

    [[(B)]] the U.S. Government, any foreign government, [[or]] any political subdivision or any agency or instrumentality of the U.S. [Government, any foreign government or any political subdivision of the U.S.] Government or any foreign government, [or]

    [[(C)]] any international instrumentality, [or by]

    [[(D)]] any bank or savings institution, or [by]

    [[(E)]] any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or [by any corporation or organization organized] under any foreign law[, or in "when issued" contracts for any such securities,][[;]]

to retain Trust assets in cash and from time to time [[to]] change the investments [of] [[in which]] the assets of the Trust [[are invested]]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [persons, firms, associations or corporations] [[Persons]] to exercise any of said rights, powers and privileges in respect of any of said [instruments] [[investments]]; and

    (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, [suitable or] proper [[or desirable]] for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

    (b) The Trustees shall not be limited to investing in [[securities or]] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

    [[(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust and each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]]

    Section 3.3[-][[.]] Legal Title. Legal title to all [the] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [Person] [[person]] who may hereafter become a Trustee. Upon the resignation, [[retirement,]] removal or death of a Trustee [he][[, such Trustee]] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

    Section 3.4[-][[.]] Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and [Sections] [[Section]] 6.9 [and 6.10] hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property[[,]] whether capital or surplus or otherwise[, to the full extent now or hereafter permitted by laws of The Commonwealth of Massachusetts governing business corporations].

    Section 3.5[-][[.]] Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

    Section 3.6[-][[.]] Delegation[; Committees]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [or agents][[, any Investment Adviser, Distributor, custodian, agent or independent contractor]] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [[appropriate or]] expedient.

    Section 3.7[-][[.]] Collection and Payment. Subject to [Sections] [[Section]] 6.9 [and 6.10] hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8[-][[.]] Expenses. Subject to [Sections] [[Section]] 6.9 [and 6.10] hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[[, Trustees]] and Trustees [[Emeritus]].

    Section 3.9[-][[.]] Manner of Acting; By-Laws. Except as otherwise provided herein[[, in the 1940 Act]] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [(][[at which]] a quorum [being present)] [[is present]], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [all] [[two- thirds of]] the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [such power is not reserved to the Shareholders] [[permitted therein at any time]].

    Section 3.10[-][[.]] Miscellaneous Powers. [The] [[Without limiting the foregoing, the]] Trustees shall have the power to:

    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) [remove Trustees or fill vacancies in or add to their number,] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [[in each case with or without cause,]] and appoint [from their own number,] and terminate[,] any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, [[such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,]] insurance policies insuring the [[assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring]] Shareholders, [[any administrator,]] Trustees, [[Trustees Emeritus,]] officers, employees, agents, [investment advisers, distributors] [[any Investment Adviser, any Distributor]], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, Share purchase, [[deferred compensation,]] and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [the] [[any]] Investment Adviser, [[administrator, custodian,]] Distributor, Transfer Agent, [[shareholder servicing agent]] and any dealer, to such extent as the Trustees shall determine;

    (g) [[guarantee indebtedness or contractual obligations of others;]]

    [[(h)]] determine and change the fiscal year of the Trust [[or any series thereof]] and the method by which its accounts shall be kept; and

    [(h)][[(i)]] adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

    [Section 3.11 - Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor, or Transfer Agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.]

    [Section 3.12 - Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of the Advisory Board of the Trust, and no member, partner, officer, employee, director or trustee of the Investment Adviser or of the Distributor and no Investment Adviser or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:]

    [(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customers;]

    [(b) The Distributor from purchasing Shares as agent for the account of the Trust;]

    [(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, employee, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares next determined after acceptance of the order by the Trust, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus; or]

    [(d) The Investment Adviser, the Distributor or any of their officers, employees, partners, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.]

                                   ARTICLE IV
      INVESTMENT ADVISER, DISTRIBUTOR[[, CUSTODIAN]] AND TRANSFER AGENT

    Section 4.1[-][[.]] Investment Adviser. Subject to [a Majority Shareholder Vote of the Shares of each series affected thereby] [[applicable requirements of the 1940 Act]], the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby [a] [[the other]] party to [[each]] such contract shall undertake [or] [[to]] furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust [[or any series thereof]] on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [[of]] such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. [[Such services may be provided by one or more Persons.]]

    Section 4.2[-][[.]] Distributor. [The] [[Subject to applicable requirements of the 1940 Act, the]] Trustees may in their discretion from time to time enter into [a contract,] [[one or more exclusive or non-exclusive distribution contracts]] providing for the sale of Shares [[of one or more series or classes]] whereby the Trust may either agree to sell the Shares to the other party to [the] [[any such]] contract or appoint [[any]] such other party its sales agent for such Shares. In either case, [the] [[any such]] contract shall be on such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with the provisions of [this Article IV] [[the Declaration]] or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements [[or agency agreements]] with [registered] securities dealers [and] [[or]] other [financial intermediaries] [[Persons]] to further the purpose of the distribution or repurchase of the Shares. [[Such services may be provided by one or more Persons.]]

    Section 4.3[- Transfer Agent][[. Custodian]]. The Trustees may in their discretion from time to time enter into [a transfer agency and shareholder service contract or][[one or more]] contracts whereby the other party [or parties] to [[each]] such contract [or contracts] shall undertake to furnish [transfer agency and/or shareholder] [[such custody]] services[. The contract or contracts shall have] [[to the Trust as the Trustees shall from time to time consider desirable and all upon]] such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with [[the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.]]

    [[Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of]] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section [4.4 -][[4.5.]] Parties to Contract. Any contract of the character described in [[any]] Section [4.1, 4.2 or 4.3] of this Article IV [or any custodian contract, as described in the By-Laws,] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [said] [[any such]] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 [and][[,]] 4.3 [[and 4.4]] above [or custodian contracts], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [4.4] [[4.5]].

                                    ARTICLE V
        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

    Section 5.1[-][[.]] No Personal Liability of Shareholders[, Trustees, etc. No][[. No Shareholder or former]] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any] [[solely by reason of being or having been a]] Shareholder[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]. The Trust shall indemnify and hold each Shareholder [[and former Shareholder]] harmless from and against all claims and liabilities to which such Shareholder may become subject [[solely]] by reason of his [[or her]] being or having been a Shareholder [[(other than taxes payable by virtue of owning Shares)]], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [[or former Shareholder]] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [[or former Shareholder]] in any appropriate situation even though not specifically provided herein. [[The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.]] Notwithstanding any other provision of [this] [[the]] Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder [[or former Shareholder]] of any Shares of any series other than Trust Property allocated or belonging to such series.

    Section 5.2[- Non-][[. Limitation of]] Liability of Trustees[, etc.] [[and Others. (a)]] No Trustee, [[Trustee Emeritus,]] officer, employee or agent of the Trust shall be [liable to][[subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of]] the Trust, [its Shareholders, or to any Shareholder, Trustee,] [[and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any]] officer, employee[,] or agent [thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach] [[of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason]] of [trust) except for his own bad faith,] willful misfeasance, [[bad faith,]] gross negligence or reckless disregard of [his duties.] [[the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.]]

    [[(b) [[All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]]

    Section 5.3[-][[.]] Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

    (i) every person who is or has been a Trustee[[, Trustee Emeritus]] or officer of the Trust [[(hereinafter referred to as a "Covered Person")]] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [[or her]] in connection with any claim, action, suit or proceeding in which [he] [[that individual]] becomes involved as a party or otherwise by virtue of [his] being or having been a Trustee[[, Trustee Emeritus]] or officer and against amounts paid or incurred by [him] [[that individual]] in the settlement thereof;

    (ii) the words "claim," "action," "suit[,] " or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [[or compromise]], fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a [Trustee or officer] [[Covered Person]]:

    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [he] [[the Covered Person]] engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office;

    (ii) with respect to any matter as to which [he] [[the Covered Person]] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [his] [[that individual's]] action was in the best interest of the Trust; or

    (iii) in the event of a settlement involving a payment by a Trustee[[, Trustee Emeritus]] or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a [Trustee or officer] [[Covered Person]], unless there has been either a determination that such [Trustee or officer] [[Covered Person]] did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [he] [[that individual]] did not engage in such conduct:

    (A) by vote of a majority of the Disinterested Trustees [[(as defined below)]] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (B) by written opinion of [independent] [[(i) the then-current]] legal counsel [[to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent]].

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [Trustee or officer] [[Covered Person]] may now or hereafter be entitled, shall continue as to a [Person] [[person]] who has ceased to be [such Trustee or officer] [[a Covered Person]] and shall inure to the benefit of the heirs, executors and administrators of such [Person] [[person]]. Nothing contained herein shall [[limit the Trust from entering into other insurance arrangements or]] affect any rights to indemnification to which [[Trust]] personnel [other than Trustees and officers][[, including Covered Persons,]] may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [recipient] [[Covered Person]] to repay such amount if it is ultimately determined that [he] [[the Covered Person]] is not entitled to indemnification under this Section 5.3, provided that either:

    (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or [an independent] legal counsel [[meeting the requirement in Section 5.3(b)(iii)(B) above]] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [recipient] [[Covered Person]] ultimately will be found entitled to indemnification.

    As used in this Section 5.3[,] a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    [[(e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]]

    Section 5.4[-][[.]] No Bond Required [of Trustees]. No Trustee[[, Trustee Emeritus or officer]] shall be obligated to give any bond or other security for the performance of any of his [[or her]] duties hereunder.

    Section 5.5[-][[.]] No Duty of Investigation; Notice in Trust Instruments[, etc]. No purchaser, lender, [[shareholder servicing agent,]] Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [[or officers]] shall recite that the same is executed or made by them not individually, but as [[or on behalf of]] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[[, officers]] or Shareholders individually, but bind only the [trust] [[Trust]] estate, and may contain any further recital [which they or he may deem] [[deemed]] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[[, officers]] or Shareholders individually. The Trustees [shall at all times] [[may]] maintain insurance for the protection of the Trust Property, [the Trust's] Shareholders, Trustees, [[Trustees Emeritus,]] officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6[-][[. Good Faith Action;]] Reliance on Experts[, etc.][[. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.]] Each Trustee and officer or employee of the Trust shall, in the performance of his [[or her]] duties, be [[under no liability and]] fully and completely justified and protected with regard to any act or any failure to act [or any failure to act] resulting from reliance in good faith upon the books of account or other records of the Trust, upon [an opinion] [[advice]] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, [[custodian, any shareholder servicing agent,]] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    [[Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.]]

    [[Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]]

                                   ARTICLE VI
                          SHARES OF BENEFICIAL INTEREST

    Section 6.1[-][[.]] Beneficial Interest. The interest of the beneficiaries hereunder [shall] [[may]] be divided into transferable Shares of Beneficial Interest (without par value)[[,]] which [shall] [[may]] be divided into one or more series [or] [[and]] classes as provided in Sections 6.9 and 6.10 hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2[-][[.]] Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series [of] or class [[of]] Shares. [[By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]]

    Section 6.3[-][[.]] Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4[-][[.]] Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with[[,]] the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series [[or class]] into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series [[or class]]. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

    Section 6.5[-][[.]] Register of Shares. A register [[or registers]] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [[(which may be addresses for electronic delivery)]] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [him as][[that Shareholder as provided]] herein or in the By-Laws [provided], until [he] [[the Shareholder]] has given his [[or her]] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6[-][[.]] Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [his] [[the record holder's]] agent thereunto [duly] authorized in writing, upon delivery to the Trustees or[[, if there is a Transfer Agent with respect to such Shares,]] the Transfer Agent of a duly executed instrument of transfer[,] together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any [person] [[Person]] becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7[-][[.]] Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [[(i)]] if mailed, postage prepaid, addressed to any Shareholder of record at [his] [[the Shareholder's]] last known address as recorded on the register of the Trust[[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.]]

    Section 6.8[-][[.]] Voting Powers. The Shareholders shall have power to vote only (i) for the [[election of Trustees when that issue is submitted to Shareholders, and for the]] removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract [as provided in Section 4.1 hereof] [[on which a shareholder vote is required by the 1940 Act]], (iii) with respect to termination of the Trust [[or any series or class to the extent and]] as provided in Section 9.2 hereof, (iv) with respect to any amendment of [this] [[the]] Declaration to the extent and as provided in
Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets [as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series] to the extent and as provided in [Sections 9.5 and 9.6] [[Section 9.4]] hereof, [(vii)][[ (vi)]] to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and [(viii)][[(vii)]] with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any [state] [[other regulator having jurisdiction over the Trust]], or as the Trustees may consider necessary or desirable.

    [Each whole Share][[ A Shareholder of each series or class]] shall be entitled to one vote [as to any] [[for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each]] matter on which [it] [[such Shareholder]] is entitled to vote and each fractional [Share] [[dollar amount]] shall be entitled to a proportionate fractional vote, except that [[the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.]] Shares held in the treasury of the Trust shall not be voted.

    [[Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.]]

    [[Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof.]] There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

    Section 6.9[-][[.]] Series [Designation] [[of Shares]]. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

    (a) All Shares shall be identical [[(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)]] except that there may be such variations [as shall be fixed and determined] [[between different series as are approved]] by the Trustees [between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.] [[and as are consistent with applicable law.]]

    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [unissued Shares or any][[Shares of any series, including outstanding Shares, unissued Shares and]] Shares previously issued and reacquired [of any series][[,]] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits[,] and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such [a] manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. [[No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees[[,]] in their sole discretion[[,]] deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion[[,]] to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series [which is hereinafter described].

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [daily] [[monthly]] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series[,] only[[,]] from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. [All] [[Subject to differences among classes, all]] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [[and value]] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.[ A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.]

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares [[of all series]] then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that [the] [[a]] matter affects only the interests of Shareholders of [one or more] [[particular]] series or [class] [[classes of Shares]], only Shareholders of such series or [class] [[classes of Shares, as applicable,]] shall be entitled to vote thereon.

    [(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.]

    [The series of Shares established and designated pursuant to this section
6.9 and existing as of the date hereof are set forth in Annex A hereto.]

    [Section 6.10 - Class Designation.] [[Section 6.10. Classes of Shares.]] The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes[[, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time]]. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and [permitted] [[not prohibited]] by the 1940 Act [or pursuant to any exemptive order issued by the Commission.][[.]]

    [[Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to Section 9.2 hereof, the Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.]]

    [[The series of Shares existing as of the date hereof are set forth in Appendix A hereto.]]

    [[The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.]]

                                   ARTICLE VII
                                   REDEMPTIONS

    Section 7.1[- Redemption of Shares.][[. Redemptions.]] All Shares [of the Trust] shall be redeemable[, at the] [[based on a]] redemption price determined in [the manner set out in this][[accordance with this Section 7.1 and Article VIII of the]] Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified [written] application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective [prospectus] [[registration statement]] under the Securities Act of 1933 [[and the 1940 Act]]. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, [[in the Trust's registration statement]] regarding the redemption of Shares [in the Trust's then effective prospectus under the Securities Act of 1933.]


    [Section 7.2 - Price]. Shares shall be redeemed at [their] [[the]] net asset value [determined as set forth in Article VIII hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares] [[thereof]] next determined [as set forth in Article VIII hereof] after acceptance of such [[request, less any applicable]] [application. [Section 7.3 - Payment. Payment of the] redemption [price of] [[fee or sales charge as permitted under applicable law.]]


    [[Subject to Section 7.2 hereof, payment for said]] Shares [of any series] shall be made [[to the Shareholder]] in cash or in property [out of the assets of such series to the Shareholder of record] at such time and in [the] [[such]] manner[,] not inconsistent with the 1940 Act or other applicable [laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 7.4 hereof.] [[law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]]

    Section [7.4 - Effect of] [[7.2.]] Suspension of [Determination of Net Asset Value. If, pursuant to Section 7.6 hereof, the Trustees shall] [[Right of Redemption. The Trust may]] declare a suspension of the [determination of net asset value, the rights of Shareholders (including those who shall have applied for] [[right of redemption or postpone the date of payment of the]] redemption [pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by] [[proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as]] the Trust shall [be suspended until][[specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after]] the termination of [such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.] [[the suspension.]]

    [Section 7.5 -][[Section 7.3.]] Redemption of Shares [in Order to Qualify as Regulated Investment Company]; Disclosure of Holding. [If the] [[The]] Trustees [shall, at any time and in good faith, be of the opinion] [[may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees]] that direct or indirect ownership of Shares [or other securities of the Trust] [[of any series]] has or may become concentrated in [any Person] [[such Shareholder]] to an extent [which] [[that]] would disqualify [the Trust or any] [[that]] series [of the Trust] as a regulated investment company under the Internal Revenue Code of 1986, as amended[, then the Trustees shall have the power by lot or other means deemed equitable by them
(i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect] [[(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that]] ownership of Shares [or other securities] [[by a particular Shareholder is not in the best interests of the remaining Shareholders]] of the Trust [into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification] [[or applicable series or class]]. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 [[hereof]].

    The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended [[(or any successor statute)]], or to comply with the requirements of any other [[law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.]] [taxing authority.]

    [Section 7.6 - Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or
(iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension as provided in Section 7.4 hereof.]

                                  ARTICLE VIII
                DETERMINATION OF NET ASSET VALUE, NET INCOME AND
                     DISTRIBUTIONS[[; REDUCTION IN SHARES]]

    [[The]] [Subject to Sections 6.9 and 6.10 hereof, the] Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws] [[laws]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares [of any series or class] or net income [attributable to the Shares of any series or class], or the declaration and payment of dividends and distributions [on the Shares of any series or class], as they may deem necessary or desirable. [[With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]

                                   ARTICLE IX
           DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

    Section 9.1[-][[.]] Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

    Section 9.2[-][[.]] Termination of Trust. (a) The Trust may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the Shares outstanding and entitled to vote] its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust[[, or any class of any series,]] may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the] Shares [outstanding and entitled to vote] of that series [[or class]], or (ii) by the Trustees by written notice to the Shareholders of that series [[or class]]. Upon the termination of the Trust or any series of the Trust:

    (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

    (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under [this] [[the]] Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more [persons] [[Persons]] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof,] and [any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof; and]

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

    [[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.]]

    (b) After termination of the Trust or series [[or class]] and distribution to the Shareholders of the Trust or series [[or class]] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series [[or class]], and the rights and interests of all Shareholders of the Trust or series [[or class]] shall thereupon cease.


    Section 9.3[-][[.]] Amendment Procedure. (a) [This Declaration may be amended by a Majority] [[Except as specifically provided herein, the Trustees may, without any]] Shareholder [Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of] [[vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,]] the [Trust. The] Trustees may [also amend this Declaration][[,]] without [the vote or consent of Shareholders] [[any Shareholder vote, amend the Declaration]] to designate [[or redesignate]] series or [class in accordance with Sections 6.9 and 6.10 hereof] [[classes]], to change the name [[or principal office]] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable[[,]] to conform [this] [[the]] Declaration to the requirements of applicable [federal laws or regulations or the requirements of the regulated investment company provisions of] [[law, including the 1940 Act and]] the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing [[to do so. Shareholders]] [so to do. (b) No amendment which the Trustees] shall have [determined shall affect the rights, privileges or interests of holders of a particular series or class of Shares, but not the rights, privileges or interests of holders of Shares of the Trust generally, may be made except with the vote or consent by][[the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require]] a Majority Shareholder Vote of [[the Shareholders]] [such series or class. (c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series or class of Shares, by reducing the amount payable thereon upon liquidation] of the Trust [or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholder Vote of Shares or series or class of Shares.][[, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.]]


    [[(b)]] Nothing contained in [this] [[the]] Declaration shall permit the amendment of [this] [[the]] Declaration to impair the exemption from personal liability of the Shareholders, [[former Shareholders,]] Trustees, [[Trustees Emeritus,]] officers, employees and agents of the Trust or to permit assessments upon Shareholders [[or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.]]

    [[(c)]] [(d)] A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [[(if applicable)]] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    [[(d)]] Notwithstanding any other provision hereof, until such time as [a Registration Statement under] [[Shares of a particular series or class are first issued]] the [Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this] Declaration may be [[terminated or]] amended in any respect [[as to that series or class, and as to any series or class in which Shares are not outstanding,]] by the affirmative vote of [[a]] majority of the Trustees or by [[an]] instrument signed by a majority of the Trustees.

    Section 9.4[-][[.]] Merger, Consolidation and Sale of Assets. [The Trust][[Subject to applicable law and except as otherwise provided in Section
9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the holders of not less than two-thirds of the Shares outstanding and entitled to vote] [[a Majority Shareholder Vote of all series]] of the Trust[, or such other vote as may be established by the Trustees with respect to any series of Shares, or by an instrument or instruments in writing] [[voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or
(b) by the written consent,]] without a meeting, [consented to by] [[of]] the holders of [not less than two-thirds of the Shares] [[Shares representing a majority of the voting power of the]] outstanding [and entitled to vote] [[Shares of all series]] of the Trust [; provided, however that if] [[voting as a single class, or of the particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote of the holders of a majority of the Shares outstanding and entitled to vote, or such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]] Nothing contained herein shall be construed as requiring approval of [shareholders] [[Shareholders for any recapitalization or reclassification of any series or class,]] for any sale of assets in the ordinary course of the business of the Trust[[, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]

    [Section 9.5 - Incorporation and Reorganization. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the][[Section 9.5. Incorporation, Reorganization. The]] Trustees may[[, without the vote or consent of Shareholders,]] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust)]], unit investment trust, partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated or belonging to a particular series or class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust)]], partnership, [[limited liability company,]] association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. [Subject to Section 9.4 hereof, the] [[The]] Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law. [Nothing contained in] [[The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to]] this Section 9.5[[. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,]] [shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.]

    [Section 9.6 - Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or] exchange [all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction] [[offers]], or any other [trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.]
[[method approved by the Trustees.]]

                                    ARTICLE X
          [REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS]
                                  [ARTICLE XI]
                                  MISCELLANEOUS

    [The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.]

    [Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least l% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either]

    [(a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or]

    [(b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.]

    Section [11.1 -][[10.1.]] Filing. [This] [[The]] Declaration[, as amended,] and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[[, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [a] [[an officer or]] Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [later] [[other]] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

    Section [11.2 -][[10.2.]] Governing Law. [This] [[The]] Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. [[The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.]]

    [[Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]]

    Section [11.3 -][[10.4.]] Counterparts. [This] [[The]] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section [11.4 -][[10.5.]] Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust[[,]] appears to be [a] [[an officer or]] Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [this] [[the]] Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or
(vi) the existence of any fact or facts which in any manner [relate] [[relates]] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section [11.5] [[10.6]]. Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [[or other]] provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided[,] however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.


    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ______day of ______, _______.]]


[[{Trustee Signature Lines}]]

                                 [[APPENDIX A]]

                              [[ESTABLISHMENT AND]]
                     [[DESIGNATION OF SERIES OF SHARES OF]]
                   [[BENEFICIAL INTEREST (WITHOUT PAR VALUE)]]

    [[The]] Trustees of the Trust [have][[, acting pursuant to the Trust's Declaration, have previously]] established and designated [twelve] [[the]] series [[(each, a "Fund")]] of Shares [(as defined in the Declaration), such series having the following special and relative rights:] [[of Beneficial Interest listed below.]]

    1.  The [[Funds are]] [series are designated:]

                    MFS Bond Series
                    MFS Capital Opportunities Series
                    MFS Emerging Growth Series
                    MFS Global Equity Series
                    MFS Global Governments Series
                    MFS High Income Series
                    MFS Investors Growth Stock Series
                    MFS Investors Trust Series
                    MFS Mid Cap Growth Series
                    MFS Money Market Series
                    MFS New Discovery Series
                    MFS Research Series
                    MFS Total Return Series
                    MFS Utilities Series.

    2. Each [series is] [[Fund shall be]] authorized to [invest in] [[hold]] cash, [[invest in]] securities, instruments and other property [[and use investment techniques]] as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of [such series] [[the Fund]]. Each Share of [series is] [[each Fund shall be]] redeemable[, is entitled to one] [[as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to]] vote [or fraction thereof in respect of a fractional share] on matters on which Shares of [each series are] [[the Fund shall be]] entitled to vote[, represents] [[as provided in Section
6.8 of the Trust's Declaration of Trust, shall represent]] a [[pro rata]] beneficial interest in the assets allocated or belonging to the [series,] [[Fund,]] and [is] [[shall be]] entitled to receive its [[pro rata]] share of the net assets of the [series] [[Fund]] upon liquidation of the [series] [[Fund]], all as provided in Section 6.9 of the Declaration of Trust. [[The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.]]

    3. Shareholders of each [series] [[Fund]] shall vote separately as a class on any matter to the extent required by, and any matter shall [be deemed to] have been [[deemed]] effectively acted upon with respect to the [series] [[Fund]] as provided in[[,]] Rule 18f-2, as from time to time in effect, under the [Investment Company Act of 1940, as amended,] [[1940 Act]] or any successor rule, and [by] the Declaration [of Trust].

    4. The assets and liabilities of the Trust shall be allocated among [the established] [[each Fund]] and [existing] [[any]] series of the Trust [[designated in the future]] as set forth in Section 6.9 of the Declaration [of Trust].

    5. Subject to the provisions of Section 6.9 and Article IX of the Declaration [of Trust], the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of [any series created] [[each Fund]], or to otherwise change the special and relative rights of [any such series.] [[each Fund.]]

    [[6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.]]

    IN WITNESS WHEREOF, the undersigned have executed this instrument [this 24th day of January, 1996.]

[[{Trustee signature lines}]]

                                 [[APPENDIX B]]

                        [[ESTABLISHMENT AND DESIGNATION]]
                                 [[OF CLASSES]]

    [[Pursuant to Section 6.10 of the Declaration, the Trustees have divided the Shares of each series of the Trust to create the classes of Shares, within the meaning of Section 6.10, listed below.]]


    [[1. The classes of Shares are designated "Initial Class" and "Service Class."]]


    [[2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration. The designation of classes hereby shall not impair the power of the Trustees from time to time to designate additional classes of shares.]]

    [[3. For Shares of each class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be established by the Trustees of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the applicable series, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.]]

    [[4. Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of Shareholders.]]

    [[5. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class in accordance with Article IX of the Declaration.]]


    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the _____ day of ____, ____.]]


[[{Trustee signature lines}]]

                                                                    APPENDIX B

                        FUNDAMENTAL POLICIES TO APPLY TO
                      EACH SERIES UPON SHAREHOLDER APPROVAL

The Trust, on behalf of any Series, may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    (4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.


    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (except (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks, bank holding companies, finance companies or utility companies.


                                                                                                                         APPENDIX C

                                                  CURRENT INVESTMENT POLICIES AND
                                                    PROPOSED ACTION TO BE TAKEN

---------------------------------------------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY                                                        REVISED FUNDAMENTAL POLICY
--------------------------                                                        --------------------------

The Trust, on behalf of any Series, may not:                                      The Trust, on behalf of any Series, may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 33 1/3% of its assets including amounts           Borrow Money: borrow money except to the extent
borrowed and then (for all Series except for the Mid Cap Growth Series)           such borrowing is not prohibited by the 1940 Act
only as a temporary measure for extraordinary or emergency purposes.              and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as the           Underwrite Securities: underwrite securities
Series may technically be deemed an underwriter under the Securities Act of       issued by other persons, except that all or any
1933, as amended (the "1933 Act") in selling a portfolio security.                portion of the assets of the Series may be
                                                                                  invested in one or more investment companies, to
                                                                                  the extent not prohibited by the 1940 Act and
                                                                                  exemptive orders granted under such Act, and
                                                                                  except insofar as the Series may technically be
                                                                                  deemed an underwriter under the Securities Act
                                                                                  of 1933, as amended, in selling a portfolio
                                                                                  security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership interests         Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and          Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal        (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral            interests therein and securities of companies,
leases, commodities or commodity contracts (excluding currencies and any          such as real estate investment trusts, which
type of option, Futures Contracts and Forward Contracts) in the ordinary          deal in real estate or interests therein),
course of its business. The Series reserves the freedom of action to hold         interests in oil, gas or mineral leases,
and to sell real estate, mineral leases, commodities or commodity contracts       commodities or commodity contracts (excluding
(including currencies and any type of option, Futures Contracts and Forward       currencies and any type of option, Futures
Contracts) acquired as a result of the ownership of securities.                   Contracts and Forward Contracts) in the ordinary
                                                                                  course of its business. The Series reserves the
                                                                                  freedom of action to hold and to sell real
                                                                                  estate, mineral leases, commodities or commodity
                                                                                  contracts (including currencies and any type of
                                                                                  option, Futures Contracts and Forward Contracts)
                                                                                  acquired as a result of the ownership of
                                                                                  securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940 Act. For          Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any         except to the extent not prohibited by the 1940
type of swap, option, Forward Contracts and Futures Contracts and                 Act and exemptive orders granted under such Act.
collateral arrangements with respect to initial and variation margin are          For purposes of this restriction, collateral
not deemed to be the issuance of a senior security.                               arrangements with respect to any type of swap,
                                                                                  option, Forward Contracts and Futures Contracts
                                                                                  and collateral arrangements with respect to
                                                                                  initial and variation margin are not deemed to
                                                                                  be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons. For these purposes, the purchase of              Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt            prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the         granted under such Act.
Series' assets in repurchase agreements, shall not be considered the making of a loan.
-----------------------------------------------------------------------------------------------------------------------------------

(6) Purchase any securities of an issuer of a particular industry, if as a        Industry Concentration: purchase any securities
result, more than 25% of its gross assets would be invested in securities         of an issuer in a particular industry if as a
of issuers whose principal business activities are in the same industry           result 25% or more of its total assets (taken at
(except (i) there is no limitation with respect to obligations issued or          market value at the time of purchase) would be
guaranteed by the U.S. Government or its agencies and instrumentalities and       invested in securities of issuers whose
repurchase agreements collateralized by such obligations, (ii) the High           principal business activities are in the same
Income Series may invest up to 40% of its gross assets in each of the             industry (except (i) the High Income Series may
electric utility and telephone industries, (iii) the Money Market Series          invest up to 40% of the value of its assets in
may invest up to 75% of its assets in all finance companies as a group, all       each of the electric utility and telephone
banks and bank holding companies as a group and all utility companies as a        industries and (ii) the Utilities Series will
group when in the opinion of management yield differentials and money             invest at least 25% of its gross assets in the
market conditions suggest and when cash is available for such investment          utilities industry). For the Money Market
and instruments are available for purchase which fulfill that Series'             Series, this restriction shall not apply to
objective in terms of quality and marketability, (iv) the Emerging Markets        securities or obligations issued or guaranteed
Equity Series may invest up to 40% of its assets in each of the electric          by banks, bank holding companies, finance
utility and telephone industries and (v) the Utilities Series will invest         companies or utility companies.
at least 25% of its gross assets in the utilities industry).


                                                                    APPENDIX D

    NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE FOLLOWING SERIES:

  [[MFS Bond Series]]                             [[MFS Investors Trust Series]]
  [[MFS Capital Opportunities Series]]            [[MFS Mid Cap Growth Series]]
  [[MFS Emerging Growth Series]]                  [[MFS Money Market Series]]
  [[MFS Global Equity Series]]                    [[MFS New Discovery Series]]
  [[MFS Global Governments Series]]               [[MFS Research Series]]
  [[MFS High Income Series]]                      [[MFS Total Return Series]]
  [[MFS Investors Growth Stock Series]]           [[MFS Utilities Series]]

    THE NAME OF EACH SERIES AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE CURRENT AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES. HOWEVER, TO THE EXTENT THAT THE CURRENT AGREEMENT REFERRED TO A SINGLE SERIES RATHER THAN TO ALL OF THE SERIES, THOSE CHANGES HAVE BEEN MADE IN THE NEW AGREEMENT WITHOUT BEING MARKED IN THIS COMPOSITE AGREEMENT.


    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.


                          INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated {date}, by and between MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust")[[,]] on behalf of [the] [[its]] series of [the Trust] [[shares (each a "Fund")]] listed on [Exhibit] [[Appendix]] A attached hereto and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

                                   WITNESSETH:

    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940; and

    WHEREAS, the Adviser is willing to provide [business](1) services to each Fund on the terms and conditions hereinafter set forth; [and]

-------------
(1) The existing Investment Advisory Agreement between the Trust, on behalf of all of its Funds other than MFS Mid Cap Growth Series, MFS New Discovery Series, MFS Investors Growth Stock Series and MFS Global Equity Series, and the Adviser (the "Current Combined Agreement") used the words "business management services" instead of the words "business services."

    NOW, THEREFORE, in consideration of the mutual covenants and [Agreements] [[agreements]] of the parties hereto as herein set forth, the parties covenant and agree as follows:

    [[ARTICLE]] 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision(2) of its [funds] [[assets.]] The Adviser shall act as [Adviser] [[investment adviser]] to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated {date} and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), and to the provisions of the Investment Company Act of 1940 and the rules, regulations and orders thereunder and to a Fund's then-current Prospectus and Statement of Additional Information.(3) The Adviser also shall [[exercise]] [make recommendations as to the manner in which] voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]].(4) Should the Trustees at any time, however, make any definite(5) determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

-------------
(2) The Current Combined Agreement used the word "management" in place of the word "supervision."

(3) The Current Combined Agreement omitted the words "and the rules, regulations and orders thereunder and to a Fund's then-current Prospectus and Statement of Information."

(4) This sentence was omitted in the Current Combined Agreement.

(5) The word "definite" was omitted in the Current Combined Agreement.

    [[(b)]] The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [[or other instruments]] for each Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund [execution at the most reasonable](6) [ price by] [[the best overall price and execution available from]] responsible brokerage firms [at reasonably competitive][[, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the]] commission [rates][[; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.]] In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

-------------
(6) The Current Combined Agreement used the word "favorable" in place of the word "reasonable."

    {MFS GLOBAL EQUITY SERIES, MFS INVESTORS GROWTH STOCK SERIES, MFS MID CAP GROWTH SERIES AND MFS NEW DISCOVERY SERIES:[[ (c)]] The Adviser may from time to time enter into sub-investment advisory agreements [[with respect to a Fund]] with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 [[and any rules, regulations or orders of the Securities and Exchange Commission thereunder.]] Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.}

    {MFS BOND SERIES, MFS CAPITAL OPPORTUNITIES SERIES, MFS EMERGING GROWTH SERIES, MFS GLOBAL GOVERNMENTS SERIES, MFS HIGH INCOME SERIES, MFS INVESTORS TRUST SERIES, MFS MONEY MARKET SERIES, MFS RESEARCH SERIES, MFS TOTAL RETURN SERIES AND MFS UTILITIES SERIES:[[ (c) The]] [With respect to the MFS/Foreign & Colonial Emerging Markets Equity Series only, the] Adviser may from time to time enter into [investment sub-][[sub-investment]] advisory agreements [[with respect to a Fund]] with one or more investment advisers [(a "Sub-Adviser") to the Fund to perform some or all of the services for which the Adviser is responsible pursuant to this Article 1 upon] [[with]] such terms and conditions as the Adviser may determine[[,]] provided that such [investment sub-][[sub-investment]] advisory agreements have been approved [by a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the Sub-Adviser and by vote of a majority of the outstanding voting securities of the Fund. The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected] [[in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder.]] Subject to the provisions of
Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any [Sub-Adviser] [[sub-adviser]] or for any loss arising out of any investment made by any [Sub-Adviser] [[sub-adviser]] or for any act or omission in the execution and management of [the] [[a]] Fund by any [Sub-Adviser.] [[sub-adviser.]]}

    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the Trust [[and each Fund]] will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement, or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation: compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports(7) , notices, proxy statements and reports to governmental officers and commissions[[;]] brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund,(8) including safekeeping of funds and securities, and maintaining required books(9) and accounts; expenses of calculating the net asset value of shares of a Fund; [[organizational and start up costs; such non-recurring or extraordinary]] expenses [of shareholders' meetings,] [[as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).(10)

-------------
(7) The Current Combined Agreement used the words "stock certificates, prospectuses, periodic shareholder reports" in place of the words "stock certificates, shareholder reports."

(8) The Current Combined Agreement used the words "the Trust" in place of the words "a Fund."

(9) The Current Combined Agreement used the words "keeping of books" in place of the words "maintaining required books."

(10) The Current Combined Agreement omitted the words "of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses)."

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    [[ARTICLE 3. COMPENSATION OF THE ADVISER.]] [[ For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B, attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated]](11).

-------------
(11) Each Series' Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.

    ARTICLE 4. [SPECIAL ][[ADDITIONAL]] SERVICES. Should the Trust have occasion to request the Adviser [[or its affiliates]] to perform [[administrative or other additional]] services not herein contemplated or to request the Adviser [[or its affiliates]] to arrange for the services of others, the Adviser [[or its affiliates]] will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the [Adviser's] services to be agreed upon with respect to each such occasion as it arises. [[No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor[[, if any,]] as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders [[of the Securities and Exchange Commission]] thereunder,(12) will not take a long or short position in the shares of a Fund except as permitted by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund(13) relative to the Adviser and its directors and officers.

-------------
(12) The Current Combined Agreement omitted the words "except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder."

(13) The Current Combined Agreement omitted the words "and the then-current Prospectus and Statement of Additional Information of a Fund."

    ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. {MFS GLOBAL EQUITY SERIES, MFS INVESTORS GROWTH STOCK SERIES, MFS MID CAP GROWTH SERIES AND MFS NEW DISCOVERY SERIES: The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties, and obligations hereunder. As used in this
Article 6, the term "Adviser" shall include directors, officers and employees of the Adviser as well as that corporation itself.}

    {MFS BOND SERIES, MFS CAPITAL OPPORTUNITIES SERIES, MFS EMERGING GROWTH SERIES, MFS GLOBAL GOVERNMENTS SERIES, MFS HIGH INCOME SERIES, MFS INVESTORS TRUST SERIES, MFS MONEY MARKET SERIES, MFS RESEARCH SERIES, MFS TOTAL RETURN SERIES AND MFS UTILITIES SERIES: The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [any] [[a]] Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties[, or by reason of reckless disregard of its] [[and]] obligations [and duties] hereunder. As used in this
Article 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as [the] [[that]] corporation itself.}

    ARTICLE 7. ACTIVITIES OF THE ADVISER. [The][[(a) The Trust acknowledges that the]] services of the Adviser to a Fund are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services(14) to others. The [Adviser may permit other fund clients to use the initials "MFS" in their names](15)[. The Fund agrees that if] [[Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by]] the Adviser [shall for any reason no longer serve as] [[or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

-------------
(14) The Current Combined Agreement omitted the words "investment advisory and/or other."

(15) The Current Combined Agreement used the words "the words 'Massachusetts Financial Services' or 'MFS'" in place of the words "the initials 'MFS'."

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by]] the Adviser to [the Fund, the Fund will change its name so as to delete the initials "MFS"](16) [.] [[be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

-------------
(16) The Current Combined Agreement used the words "the words 'Massachusetts Financial Services' or 'MFS'" in place of the words "the initials 'MFS'."

    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund(17) as a shareholder or otherwise.

-------------
(17) The Current Combined Agreement used the words "the Trust" in place of the words "a Fund."

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names
"Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    [[ARTICLE 9.]] DURATION, TERMINATION AND [AMENDMENTS] [[AMENDMENT]] OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date first written above, and shall [govern the relations between the parties hereto thereafter, and shall remain in force] [[become effective]] [[with respect to a Fund]] [until {date}][[, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A]], on which date it will terminate [[for that Fund]] unless its continuance [after {date},] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the applicable Fund.(18)

-------------
(18) The Combined Agreement also stated that "the aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund, or by the Adviser, in each case(19) on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

-------------
(19) The Current Combined Agreement omitted the words "in each case."

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment is [[in writing signed by or on behalf of the Trust and the Adviser and is]] approved by "vote of a majority of the outstanding voting securities" [[of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).]]

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities"]] of that Fund[[, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]][.] [The terms]

    ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. {MFS GLOBAL EQUITY SERIES, MFS INVESTORS GROWTH STOCK SERIES, MFS MID CAP GROWTH SERIES AND MFS NEW DISCOVERY
SERIES: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more [series of the Trust] [[Funds]], the Adviser further acknowledges that the assets and liabilities of each [series of the Trust][[ Fund]] are separate and distinct and that the obligations of or arising out of this Agreement [[concerning a Fund]] are binding solely upon the assets or property of [the series on whose behalf the Trust has executed this Agreement] [[such Fund and not upon the assets or property of any other Fund]].}

    {MFS BOND SERIES, MFS CAPITAL OPPORTUNITIES SERIES, MFS EMERGING GROWTH SERIES, MFS GLOBAL GOVERNMENTS SERIES, MFS HIGH INCOME SERIES, MFS INVESTORS TRUST SERIES, MFS MONEY MARKET SERIES, MFS RESEARCH SERIES, MFS TOTAL RETURN SERIES AND MFS UTILITIES SERIES: [[A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.]]}

    [[ARTICLE 11]]. DEFINITIONS AND INTERPRETATIONS. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, {and shall be construed in a manner consistent with,(20)} the Investment Company Act of 1940 and the rules and regulations promulgated thereunder[, subject, however, to such exemptions as may be granted by][[. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] the Securities and Exchange Commission [under said Act.][[. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

-------------
(20) The Current Combined Agreement did not contain the bracketed language.

    [[ARTICLE 12. RECORD KEEPING.]] The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

    ARTICLE 13. MISCELLANEOUS. [[(a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the]] [ARTICLE 10:
Limitation of Liability of the Trustees and Shareholders. A copy of the Declaration of the Trust is on file with Secretary of State of The] Commonwealth of Massachusetts[. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust][[, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved]] in accordance with [its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of one or more series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series] [[the provisions of Article 11 above]].

                                                {Signatures}

                              [[APPENDIX A]]


                          [[FUNDS AND EFFECTIVE DATES]]

            [[FUNDS]]                             [[EFFECTIVE DATE]]
              -----                                 --------------
            MFS Bond Series                        January 1, 2002
            MFS Capital Opportunities Series       January 1, 2002
            MFS Emerging Growth Series             January 1, 2002
            MFS Global Equity Series               January 1, 2002
            MFS Global Governments Series          January 1, 2002
            MFS High Income Series                 January 1, 2002
            MFS Investors Growth Stock Series      January 1, 2002
            MFS Investors Trust Series             January 1, 2002
            MFS Mid Cap Growth Series              January 1, 2002
            MFS Money Market Series                January 1, 2002
            MFS New Discovery Series               January 1, 2002
            MFS Research Series                    January 1, 2002
            MFS Total Return Series                January 1, 2002
            MFS Utilities Series                   January 1, 2002

                              [[APPENDIX B]]

                         [[COMPENSATION TO THE ADVISER]]
          [[FUNDS]]                                        [[FEE]]
            -----                                            ---
            MFS Bond Series                                  0.60%
            MFS Capital Opportunities Series                 0.75%
            MFS Emerging Growth Series                       0.75%
            MFS Global Equity Series                         1.00%
            MFS Global Governments Series                    0.75%
            MFS High Income Series                           0.75%
            MFS Investors Growth Stock Series                0.75%
            MFS Investors Trust Series                       0.75%
            MFS Mid Cap Growth Series                        0.75%
            MFS Money Market Series                          0.50%
            MFS New Discovery Series                         0.90%
            MFS Research Series                              0.75%
            MFS Total Return Series                          0.75%
            MFS Utilities Series                             0.75%




                                                   MFS-14-MVI-9/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail. Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to www.proxyweb.com   1. Call toll free           1. Complete and sign the
   or to the proxy voting      1-888-221-0697.             proxy card.
   link on mfs.com.
                            2. Enter the 14-digit       2. Place the card in the
2. Enter the 14-digit          control number on your      postage-paid return
   control number on your      proxy card.                 envelope, and put it
   proxy card.                                             in the mail.
                            3. Follow the recorded
3. Follow the                  instructions.
   instructions on the
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-R-9/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.

Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to the Web site       1. Call the toll free       1. Complete and sign the
   indicated on your           number on your proxy        proxy card.
   proxy card.                 card.
                                                        2. Place the card in the
2. Enter the 12-digit       2. Enter the 12-digit          postage-paid return
   control number on your      control number on your      envelope, and put it
   proxy card.                 proxy card.                 in the mail.

3. Follow the               3. Follow the recorded
   instructions on the         instructions.
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-B-8/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

From:
PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

                                      PLEASE SIGN, DATE AND RETURN THIS VOTING
                                      INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.

         o Please fold and detach card at perforation before mailing o

INSURANCE COMPANY PRINTS HERE
FUND NAME PRINTS HERE

The undersigned hereby instructs the above-referenced Insurance Company ("Company"), to vote all shares of the above-referenced Series ("Series"), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of Shareholders of the Series, to be held at the offices of the Series on November 1, 2001, at 9:30 a.m. Boston Time and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. The Company is instructed in its discretion to vote upon such other matters as may come before the Meeting or any adjournment thereof. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

                                            Date ___________________, 2001


                                        -------------------------------------


                                        -------------------------------------

                                        Signature(s)(Title(s), if applicable)

                                        NOTE: Please sign exactly as your name
                                        appears on this voting instruction card.
                                        When signing in a fiduciary capacity,
                                        such as executor, administrator,
                                        trustee, attorney, guardian, etc.,
                                        please so indicate. Corporate and
                                        partnership instructions should be
                                        signed by an authorized person
                                        indicating the person's title.

                                                                     MIS VIT VI

          o Please fold and detach card at perforation before mailing o

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

Your Trustees recommend that you vote FOR all items.


                                                            FOR all nominees          WITHHOLD
                                                            listed (except as        authority
ITEM 1. To elect a Board of Trustees.                         marked to the         to vote for
        NOMINEES: (01) Jeffrey L. Shames, (02) John W.      contrary at left)       all nominees
        Ballen, (03) Lawrence H. Cohn, M.D., (04) The
        Hon. Sir J. David Gibbons, KBE, (05) William                [ ]                  [ ]                                1.
        R. Gutow, (06) J. Atwood Ives, (07) Abby M.
        O'Neill, (08) Lawrence T. Perera, (09) William
        J. Poorvu, (10) Arnold D. Scott (11) J. Dale
        Sherratt, (12) Elaine R. Smith and (13) Ward
        Smith
      INSTRUCTION:   To withhold authority to vote for
      any individual nominee, write the nominee's name
      on the space provided below.
                                                                   FOR                AGAINST               ABSTAIN
-------------------------------------------------------

ITEM 2.   To authorize the Trustees to adopt an                     [ ]                  [ ]                   [ ]          2.
          Amended and Restated Declaration of Trust.

ITEM 3.   To amend, certain fundamental investment                  [ ]                  [ ]                   [ ]          3.
          policies.

ITEM 4.   To approve a new investment advisory                      [ ]                  [ ]                   [ ]          4.
          agreement with Massachusetts Financial
          Services Company.

ITEM 5.   To ratify the selection of the independent                [ ]                  [ ]                   [ ]          5.
          public accountants for the current fiscal
          year.

                                                                                                                           VIT

         MFS INVESTMENT MANAGEMENT                          ------------
         P.O. BOX 9131                                      FIRST CLASS
         HINGHAM, MA  02043-9131                            U.S. POSTAGE
                                                                PAID
                                                               PROXY
                                                             TABULATOR
                                                            ------------


                                          4.5 million
                                          MFS(R)fund account holders are
                                          counting on you

                                          Please vote all your proxies

          o Please fold and detach card at perforation before mailing o

FUND NAME PRINTS HERE                  PROXY FOR A MEETING OF SHAREHOLDERS
MFS FAMILY OF FUNDS                    TO BE HELD ON NOVEMBER 1, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.
The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Variable Insurance Trust, on Thursday, November 1, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                    THIS PROXY CARD IS VALID ONLY WHEN
                                            SIGNED AND DATED.

                                Date_________________________________
                                Signature (PLEASE SIGN WITHIN BOX)
                                -------------------------------------

                                -------------------------------------
                                NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

                                                                        MFS-VIT

          o Please fold and detach card at perforation before mailing o

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

Your Trustees recommend that you vote FOR all items.


                                                            FOR all nominees          WITHHOLD
                                                            listed (except as        authority
ITEM 1.   To elect a Board of Trustees.                       marked to the         to vote for
        NOMINEES: (01) Jeffrey L. Shames, (02) John W.      contrary at left)       all nominees
        Ballen, (03) Lawrence H. Cohn, M.D., (04) The
        Hon. Sir J. David Gibbons, KBE, (05) William                [ ]                  [ ]                                1.
        R. Gutow, (06) J. Atwood Ives, (07) Abby M.
        O'Neill, (08) Lawrence T. Perera, (09) William
        J. Poorvu, (10) Arnold D. Scott (11) J. Dale
        Sherratt, (12) Elaine R. Smith and (13) Ward
        Smith
      INSTRUCTION:   To withhold authority to vote for
      any individual nominee, write the nominee's name
      on the space provided below.
                                                                   FOR                AGAINST               ABSTAIN
-------------------------------------------------------

ITEM 2.   To authorize the Trustees to adopt an                     [ ]                  [ ]                   [ ]          2.
          Amended and Restated Declaration of Trust.

ITEM 3.   To amend, or remove certain fundamental                   [ ]                  [ ]                   [ ]          3.
          investment policies.

ITEM 4.   To approve a new investment advisory                      [ ]                  [ ]                   [ ]          4.
          agreement with Massachusetts Financial
          Services Company.

ITEM 5.   To ratify the selection of the independent                [ ]                  [ ]                   [ ]          5.
          public accountants for the current fiscal
          year.

                                                                                                                           VIT